UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-3420

Oppenheimer Integrity Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Cynthia Lo Bessette

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: December 31

Date of reporting period: 12/31/2016

Item 1. Reports to Stockholders.

Annual Report	12/31/2016

Oppenheimer Core Bond Fund

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 12/31/16

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	Bloomberg Barclays Credit Index	Bloomberg Barclays U.S. Aggregate Bond Index	Citigroup Broad Investment Grade Bond Index
1-Year	2.75%	-2.13%	5.63%	2.65%	2.66%
5-Year	3.81	2.80	3.85	2.23	2.22
10-Year	0.33	-0.15	5.31	4.34	4.43

Performance data quoted represents past performance, which does not guarantee future results.  The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 4.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). See Fund prospectuses and summary prospectuses for more information on share classes and sales charges.

2        OPPENHEIMER CORE BOND FUND

Fund Performance Discussion

MARKET OVERVIEW

It was a volatile reporting period for fixed-income markets. Central Bank policy was a major focus this reporting period, with statements and actions from the Federal Reserve (the “Fed”), Bank of Japan (BoJ), European Central Bank (“ECB”), and more, fueling movements in global capital markets. Throughout most of the year, the question of when the Fed would raise interest rates remained. It finally did in the closing month of the reporting period. Improved economic data and outlook led the Fed to hike its policy rates by 0.25% in December, meeting market expectations. The Fed’s policy making Federal Open Market Committee noted they will continue to be cautious and will hike rates gradually, but posted a modestly optimistic outlook. By year end, markets were pricing for slightly more than two hikes by the end of 2017.

Other major events that created volatility during the year were the United Kingdom’s (“UK”) vote to leave the European Union (commonly referred to as Brexit) and the U.S. Presidential election. After Brexit, U.S. markets became extremely volatile for two days. However, the event came and went with most financial assets rallying strong early in the third quarter.

Markets turned to general risk on mode after the surprise election of Donald Trump with equities climbing, credit spreads narrowing to the tightest levels since early 2015, and U.S. Treasury yields climbing to levels not

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

3        OPPENHEIMER CORE BOND FUND

experienced since 2014. The dollar rallied strongly against many currencies, particularly after Mr. Trump’s victory.

Even with the substantial sell off of U.S. Treasuries after the election, the Bloomberg Barclay’s U.S. Treasury Index still posted a positive return for the year at just over 1%. Spread sectors fared much better, with Industrials posting over 7% gains, while returns of structured products (mortgage backed securities and asset backed securities) were more muted. Distressed credit was the stand-out performer amongst global fixed income asset classes as higher oil prices reduced fears of significant defaults in the energy and mining sectors.

FUND REVIEW

Against this backdrop, the Fund’s Class A shares (without sales charge) produced a return of 2.75% during the reporting period. In comparison, the Fund’s benchmarks, the Bloomberg Barclays U.S. Aggregate Bond Index (the “Index”), the Bloomberg Barclays Credit Index and the Citigroup Broad Investment Grade Bond Index, returned 2.65%, 5.63%, and 2.66%, respectively. The Fund’s outperformance versus the Index this reporting period stemmed from its underweight position in U.S. Treasuries, which sold off this reporting period, as mentioned earlier. In addition, the Fund’s exposure to high yield credit benefited performance. The top detractor from the Fund’s performance versus the Index was its overweight exposure to agency mortgage-backed securities

(“MBS”). While the Fund had a larger allocation to agency MBS, its exposure to non-agency MBS produced slight outperformance this reporting period.

STRATEGY & OUTLOOK

The portfolio management team believes macroeconomic fundamentals will continue to remain solid, with continued gains in wages and employment. Inflation is likely to creep higher and potential fiscal stimulus could boost consumption later in the year. The team expects the Fed to hike interest rates two times in 2017 and continue to reinvest pay downs and maturities of mortgages and Treasury securities.

The team remains neutral duration as near term inflation risks appear to be fully priced into yields and the rise in risk premium is consistent with a relative sanguine economic outlook. Given the unattractive carry and rising risk later in the year for the Fed to discuss suspension of mortgage reinvestments, the team is slightly underweight agency MBS going into 2017. Should spreads widen or relative value between different areas of the market develop, the team intends to take positions tactically. However, unless carry improves significantly, this would unlikely be a longer-term position.

Demand for credit-related securities remains robust at period end. As corporate fundamentals remain stable the team remains cautiously engaged in corporate credit.

4        OPPENHEIMER CORE BOND FUND

Within structured products, the team continues to avoid student loan and more esoteric asset-backed securities (“ABS”). The team remains engaged in auto and credit card ABS given the attractive fundamentals and carry of those segments. The team seeks opportunities to participate in commercial mortgage backed securities (“CMBS”) as they believe valuations are attractive and the implementation of risk retention rules make underwriting of the structures more appealing.

Krishna Memani Portfolio Manager

Peter A. Strzalkowski, CFA Portfolio Manager

5        OPPENHEIMER CORE BOND FUND

Top Holdings and Allocations

PORTFOLIO ALLOCATION

Non-Convertible Corporate Bonds and Notes	37.8%
Mortgage-Backed Obligations
Government Agency	23.5
Non-Agency	9.8
Short-Term Notes	13.5
Asset-Backed Securities	11.8
Investment Company
Oppenheimer Institutional Government Money Market Fund	2.3
U.S. Government Obligations	0.9
Certificates of Deposit	0.4

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2016, and are based on the total market value of investments.

6        OPPENHEIMER CORE BOND FUND

Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 12/31/16

	Inception Date	1-Year	5-Year	10-Year
Class A (OPIGX)	4/15/88	2.75%	3.81%	0.33%
Class B (OIGBX)	5/3/93	1.91	3.01	-0.12
Class C (OPBCX)	7/11/95	1.92	3.04	-0.42
Class I (OPBIX)	4/27/12	2.96	3.72*	N/A
Class R (OPBNX)	3/1/01	2.43	3.55	0.07
Class Y (OPBYX)	4/27/98	3.01	4.00	0.61

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 12/31/16
	Inception Date	1-Year	5-Year	10-Year
Class A (OPIGX)	4/15/88	-2.13%	2.80%	-0.15%
Class B (OIGBX)	5/3/93	-3.09	2.65	-0.12
Class C (OPBCX)	7/11/95	0.92	3.04	-0.42
Class I (OPBIX)	4/27/12	2.96	3.72*	N/A
Class R (OPBNX)	3/1/01	2.43	3.55	0.07
Class Y (OPBYX)	4/27/98	3.01	4.00	0.61

* Shows performance since inception.

STANDARDIZED YIELDS

For the 30 Days Ended 12/31/16
Class A	2.00%
Class B	1.29
Class C	1.30
Class I	2.45
Class R	1.80
Class Y	2.34

Performance data quoted represents past performance, which does not guarantee future results.  The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800. CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 4.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C shares, the contingent deferred sales charge (“CDSC”) of 1% for the 1-year period. There is no sales charge for Class I and Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the

7        OPPENHEIMER CORE BOND FUND

period after conversion. See Fund prospectuses and summary prospectuses for more information on share classes and sales charges.

Standardized yield is based on net investment income for the 30-day period ended 12/31/16 and the maximum offering price at the end of the period (including the maximum sales charge) for Class A shares and the net asset value for Class B, Class C, Class I, Class R and Class Y shares. Each result is compounded semiannually and then annualized. Falling share prices will tend to artificially raise yields.

The Fund’s performance is compared to the performance of the Bloomberg Barclays Credit Index, an index of non-convertible U.S. investment grade corporate bonds; the Bloomberg Barclays U.S. Aggregate Bond Index, an index of U.S. corporate and government bonds and the Citigroup Broad Investment Grade Bond Index, an index of institutionally traded U.S. Treasury Bonds, government-sponsored bonds, mortgage-backed securities and corporate securities. The indices are unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the indices. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

8        OPPENHEIMER CORE BOND FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended December 31, 2016.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended December 31, 2016” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

9        OPPENHEIMER CORE BOND FUND

Actual	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses Paid During 6 Months Ended December 31, 2016
Class A	$1,000.00	$981.20	$4.24
Class B	1,000.00	977.20	8.29
Class C	1,000.00	977.30	8.24
Class I	1,000.00	981.50	2.44
Class R	1,000.00	979.70	5.74
Class Y	1,000.00	982.30	2.99
Hypothetical
(5% return before expenses)
Class A	1,000.00	1,020.86	4.33
Class B	1,000.00	1,016.79	8.45
Class C	1,000.00	1,016.84	8.40
Class I	1,000.00	1,022.67	2.49
Class R	1,000.00	1,019.36	5.85
Class Y	1,000.00	1,022.12	3.05

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended December 31, 2016 are as follows:

Class	Expense Ratios
Class A	0.85%
Class B	1.66
Class C	1.65
Class I	0.49
Class R	1.15
Class Y	0.60

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

10        OPPENHEIMER CORE BOND FUND

STATEMENT OF INVESTMENTS December 31, 2016

	Principal Amount	Value

Asset-Backed Securities—14.8%

Auto Loan—9.3%

American Credit Acceptance Receivables Trust:
Series 2014-3, Cl. B, 2.43%, 6/10/20[1]	$736,894	$737,571
Series 2014-4, Cl. B, 2.60%, 10/10/17[1]	596,555	598,415
Series 2015-1, Cl. B, 2.85%, 2/12/21[1]	3,420,000	3,436,833
Series 2015-3, Cl. B, 3.56%, 10/12/21[1]	3,100,000	3,144,052

AmeriCredit Automobile Receivables Trust:
Series 2012-4, Cl. D, 2.68%, 10/9/18	1,815,000	1,801,040
Series 2012-5, Cl. D, 2.35%, 12/10/18	2,880,000	2,888,381
Series 2013-2, Cl. E, 3.41%, 10/8/20[1]	3,720,000	3,754,345
Series 2013-3, Cl. E, 3.74%, 12/8/20[1]	1,695,000	1,719,138
Series 2013-4, Cl. D, 3.31%, 10/8/19	815,000	829,202
Series 2014-1, Cl. E, 3.58%, 8/9/21	2,900,000	2,948,068
Series 2014-2, Cl. E, 3.37%, 11/8/21	3,450,000	3,490,629
Series 2014-4, Cl. D, 3.07%, 11/9/20	3,105,000	3,148,291
Series 2015-3, Cl. D, 3.34%, 8/8/21	1,725,000	1,748,879

Capital Auto Receivables Asset Trust:
Series 2013-1, Cl. D, 2.19%, 9/20/21	1,265,000	1,269,678
Series 2014-1, Cl. D, 3.39%, 7/22/19	785,000	803,318
Series 2014-3, Cl. D, 3.14%, 2/20/20	3,345,000	3,395,510
Series 2015-1, Cl. D, 3.16%, 8/20/20	1,460,000	1,478,028
Series 2015-4, Cl. D, 3.62%, 5/20/21	2,490,000	2,540,526
Series 2016-2, Cl. D, 3.16%, 11/20/23	705,000	704,448
Series 2016-3, Cl. D, 2.65%, 1/20/24	1,195,000	1,176,809

CarFinance Capital Auto Trust:
Series 2013-2A, Cl. B, 3.15%, 8/15/19[1]	1,035,303	1,039,390
Series 2015-1A, Cl. A, 1.75%, 6/15/21[1]	729,197	729,776

CarMax Auto Owner Trust:
Series 2013-2, Cl. D, 2.06%, 11/15/19	740,000	739,846
Series 2015-2, Cl. D, 3.04%, 11/15/21	930,000	931,437
Series 2015-3, Cl. D, 3.27%, 3/15/22	3,045,000	3,069,544
Series 2016-1, Cl. D, 3.11%, 8/15/22	2,045,000	2,030,505
Series 2016-3, Cl. D, 2.94%, 1/17/23	1,330,000	1,304,895
Series 2016-4, Cl. D, 2.91%, 4/17/23	3,105,000	3,037,629

CPS Auto Receivables Trust:
Series 2014-A, Cl. A, 1.21%, 8/15/18[1]	100,890	100,850
Series 2014-C, Cl. A, 1.31%, 2/15/19[1]	395,095	394,999

CPS Auto Trust, Series 2012-C, Cl. A, 1.82%, 12/16/19[1]	124,275	124,299

Credit Acceptance Auto Loan Trust:
Series 2014-1A, Cl. B, 2.29%, 4/15/22[1]	1,610,000	1,614,376
Series 2014-2A, Cl. B, 2.67%, 9/15/22[1]	1,275,000	1,280,362

Drive Auto Receivables Trust:
Series 2015-BA, Cl. C, 2.76%, 7/15/21[1]	2,730,000	2,747,832
Series 2015-DA, Cl. C, 3.38%, 11/15/21[1]	2,380,000	2,419,464
Series 2015-DA, Cl. D, 4.59%, 1/17/23[1]	590,000	605,948
Series 2016-BA, Cl. C, 3.19%, 7/15/22[1]	1,765,000	1,778,851
Series 2016-CA, Cl. A1, 0.90%, 12/15/17[1]	5,150,868	5,150,915
Series 2016-CA, Cl. D, 4.18%, 3/15/24[1]	1,905,000	1,891,462

11        OPPENHEIMER CORE BOND FUND

STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value

Auto Loan (Continued)

DT Auto Owner Trust:
Series 2013-2A, Cl. D, 4.18%, 6/15/20[1]	$2,059,592	$2,077,630
Series 2014-2A, Cl. D, 3.68%, 4/15/21[1]	3,645,000	3,680,773
Series 2014-3A, Cl. D, 4.47%, 11/15/21[1]	3,690,000	3,763,916
Series 2015-1A, Cl. C, 2.87%, 11/16/20[1]	1,547,905	1,553,143
Series 2016-1A, Cl. B, 2.79%, 5/15/20[1]	2,675,000	2,691,452
Series 2016-4A, Cl. B, 2.02%, 8/17/20[1]	2,880,000	2,869,811

Exeter Automobile Receivables Trust:
Series 2014-1A, Cl. B, 2.42%, 1/15/19[1]	423,543	423,913
Series 2014-1A, Cl. C, 3.57%, 7/15/19[1]	1,590,000	1,600,458
Series 2014-2A, Cl. C, 3.26%, 12/16/19[1]	2,820,000	2,836,279

First Investors Auto Owner Trust:
Series 2013-3A, Cl. B, 2.32%, 10/15/19[1]	2,610,000	2,614,844
Series 2013-3A, Cl. D, 3.67%, 5/15/20[1]	2,800,000	2,820,069

Flagship Credit Auto Trust:
Series 2014-1, Cl. A, 1.21%, 4/15/19[1]	82,400	82,377
Series 2014-2, Cl. A, 1.43%, 12/16/19[1]	505,925	505,900
Series 2016-4, Cl. A1, 1.47%, 3/16/20[1]	3,362,772	3,360,091

Ford Credit Floorplan Master Owner Trust A, Series 2016-3, Cl. A1, 1.55%, 7/15/21	4,220,000	4,177,198

GM Financial Automobile Leasing Trust, Series 2015-1, Cl. D, 3.01%, 3/20/20	2,155,000	2,180,469

Huntington Auto Trust, Series 2016-1, Cl. A1, 0.85%, 12/15/17	2,295,866	2,295,920

Navistar Financial Dealer Note Master Owner Trust II:
Series 2015-1, Cl. B, 2.456%, 6/25/20[1,2]	784,000	784,705
Series 2015-1, Cl. D, 3.906%, 6/25/20[1,2]	305,000	305,430
Series 2016-1, Cl. D, 4.056%, 9/27/21[1,2]	900,000	905,914

Santander Drive Auto Receivables Trust:
Series 2013-4, Cl. D, 3.92%, 1/15/20	3,315,000	3,385,918
Series 2013-4, Cl. E, 4.67%, 1/15/20[1]	2,915,000	2,967,146
Series 2013-5, Cl. D, 2.73%, 10/15/19	4,355,000	4,405,540
Series 2013-A, Cl. E, 4.71%, 1/15/21[1]	2,140,000	2,194,842
Series 2014-2, Cl. D, 2.76%, 2/18/20	2,810,000	2,844,389
Series 2014-4, Cl. C, 2.60%, 11/16/20	2,150,000	2,167,690
Series 2015-1, Cl. D, 3.24%, 4/15/21	2,780,000	2,814,046
Series 2015-5, Cl. D, 3.65%, 12/15/21	1,665,000	1,706,887
Series 2016-2, Cl. D, 3.39%, 4/15/22	1,210,000	1,219,623

SNAAC Auto Receivables Trust, Series 2014-1A, Cl. D, 2.88%, 1/15/20[1]	970,000	965,815

TCF Auto Receivables Owner Trust:
Series 2014-1A, Cl. C, 3.12%, 4/15/21[1]	765,000	765,407
Series 2015-1A, Cl. D, 3.53%, 3/15/22[1]	1,510,000	1,512,999

United Auto Credit Securitization Trust, Series 2015-1, Cl. D, 2.92%, 6/17/19[1]	2,005,000	2,010,937

Westlake Automobile Receivables Trust:
Series 2014-2A, Cl. D, 2.86%, 7/15/21[1]	1,335,000	1,341,453
Series 2015-1A, Cl. C, 2.29%, 11/16/20[1]	2,185,000	2,191,170

12        OPPENHEIMER CORE BOND FUND

	Principal Amount	Value

Auto Loan (Continued)

Westlake Automobile Receivables Trust: (Continued)
Series 2015-2A, Cl. C, 2.45%, 1/15/21[1]	$1,990,000	$2,003,665

		148,633,360

Credit Card—5.3%

American Express Credit Account Master Trust:
Series 2014-2, Cl. A, 1.26%, 1/15/20	635,000	635,439
Series 2014-3, Cl. A, 1.49%, 4/15/20	3,900,000	3,909,127
Series 2014-5, Cl. A, 0.994%, 5/15/20[2]	5,395,000	5,401,163
Series 2015-1, Cl. A, 0.994%, 1/15/20[2]	8,135,000	8,142,854

Cabela’s Credit Card Master Note Trust:
Series 2013-2A, Cl. A2, 1.354%, 8/16/21[1,2]	1,405,000	1,411,437
Series 2016-1, Cl. A1, 1.78%, 6/15/22	3,630,000	3,620,252

Capital One Multi-Asset Execution Trust:
Series 2007-A1, Cl. A1, 0.754%, 11/15/19[2]	4,245,000	4,245,021
Series 2014-A2, Cl. A2, 1.26%, 1/15/20	3,866,000	3,868,227
Series 2014-A5, Cl. A5, 1.48%, 7/15/20	5,220,000	5,231,195

Chase Issuance Trust:
Series 2007-A3, Cl. A3, 5.23%, 4/15/19	810,000	813,774
Series 2014-A1, Cl. A1, 1.15%, 1/15/19	4,965,000	4,965,055
Series 2014-A6, Cl. A6, 1.26%, 7/15/19	4,405,000	4,407,992
Series 2014-A7, Cl. A7, 1.38%, 11/15/19	8,115,000	8,122,893
Series 2016-A6, Cl. A6, 1.10%, 1/15/20	8,075,000	8,056,700

Discover Card Execution Note Trust, Series 2014-A5, Cl. A, 1.39%, 4/15/20	4,725,000	4,732,385

Evergreen Credit Card Trust, Series 2016-3, Cl. A, 1.204%, 11/16/20[1,2]	5,360,000	5,364,530

Synchrony Credit Card Master Note Trust, Series 2012-6, Cl. A, 1.36%, 8/17/20	2,277,000	2,278,495

World Financial Network Credit Card Master Trust:
Series 2014-C, Cl. A, 1.60%, 8/16/21	4,170,000	4,176,457
Series 2015-C, Cl. A, 1.26%, 3/15/21	3,035,000	3,036,997
Series 2016-B, Cl. A, 1.44%, 6/15/22	2,430,000	2,422,228

		84,842,221

Equipment—0.1%

FRS I LLC, Series 2013-1A, Cl. A1, 1.80%, 4/15/43[1]	308,952	302,670

Trip Rail Master Funding LLC, Series 2014-1A, Cl. A1, 2.863%, 4/15/44[1]	796,823	778,027

		1,080,697

Loans: Other—0.1%

Element Rail Leasing I LLC, Series 2014-1A, Cl. A1, 2.299%, 4/19/44[1]	1,753,859	1,707,574

Total Asset-Backed Securities (Cost $235,757,884)		236,263,852

13        OPPENHEIMER CORE BOND FUND

STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value

Mortgage-Backed Obligations—41.5%

Government Agency—29.3%

FHLMC/FNMA/FHLB/Sponsored—25.0%

Federal Home Loan Mortgage Corp. Gold Pool:
5.50%, 9/1/39	$1,982,715	$2,202,802
6.00%, 5/1/18-11/1/37	296,946	337,891
6.50%, 4/1/18-4/1/34	351,437	391,008
7.00%, 7/1/21-10/1/37	2,837,916	3,283,555
9.00%, 8/1/22-5/1/25	8,429	9,161

Federal Home Loan Mortgage Corp. Non Gold Pool, 9%, 3/1/17	9	9

Federal Home Loan Mortgage Corp., Interest-Only Stripped Mtg.-Backed Security:
Series 183, Cl. IO, 46.179%, 4/1/27[3]	279,395	63,567
Series 192, Cl. IO, 96.019%, 2/1/28[3]	36,722	8,816
Series 206, Cl. IO, 0.00%, 12/1/29[3,4]	69,200	20,042
Series 243, Cl. 6, 0.061%, 12/15/32[3]	240,119	44,447

Federal Home Loan Mortgage Corp., Mtg.-Linked Amortizing Global Debt Securities, Series 2012-1, Cl. A10, 2.06%, 1/15/22	4,385,516	4,426,557

Federal Home Loan Mortgage Corp., Principal-Only Stripped Mtg.-Backed Security, Series 176, Cl. PO, 4.207%, 6/1/26[5]	43,785	39,884

Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Series 151, Cl. F, 9.00%, 5/15/21	2,489	2,687
Series 1590, Cl. IA, 1.754%, 10/15/23[2]	662,411	678,369
Series 2034, Cl. Z, 6.50%, 2/15/28	5,553	6,271
Series 2043, Cl. ZP, 6.50%, 4/15/28	778,166	866,231
Series 2046, Cl. G, 6.50%, 4/15/28	343,847	388,228
Series 2053, Cl. Z, 6.50%, 4/15/28	4,883	5,519
Series 2063, Cl. PG, 6.50%, 6/15/28	356,108	403,871
Series 2145, Cl. MZ, 6.50%, 4/15/29	127,135	143,849
Series 2148, Cl. ZA, 6.00%, 4/15/29	171,584	191,923
Series 2195, Cl. LH, 6.50%, 10/15/29	330,602	373,329
Series 2326, Cl. ZP, 6.50%, 6/15/31	101,695	113,162
Series 2341, Cl. FP, 1.604%, 7/15/31[2]	165,365	170,031
Series 2399, Cl. PG, 6.00%, 1/15/17	264	264
Series 2423, Cl. MC, 7.00%, 3/15/32	594,764	674,055
Series 2453, Cl. BD, 6.00%, 5/15/17	6,288	6,372
Series 2461, Cl. PZ, 6.50%, 6/15/32	665,021	775,796
Series 2463, Cl. F, 1.704%, 6/15/322	659,005	679,759
Series 2564, Cl. MP, 5.00%, 2/15/18	414,025	420,760
Series 2585, Cl. HJ, 4.50%, 3/15/18	212,946	218,387
Series 2635, Cl. AG, 3.50%, 5/15/32	536,758	553,031
Series 2676, Cl. KY, 5.00%, 9/15/23	815,261	869,075
Series 2707, Cl. QE, 4.50%, 11/15/18	125,071	127,825
Series 2770, Cl. TW, 4.50%, 3/15/19	43,549	44,881
Series 3010, Cl. WB, 4.50%, 7/15/20	218,995	225,756
Series 3025, Cl. SJ, 22.169%, 8/15/35[2]	126,906	189,852
Series 3030, Cl. FL, 1.104%, 9/15/35[2]	342,264	340,724
Series 3645, Cl. EH, 3.00%, 12/15/20	18,288	18,574
Series 3741, Cl. PA, 2.15%, 2/15/35	1,260,270	1,268,443
Series 3815, Cl. BD, 3.00%, 10/15/20	17,749	17,952
Series 3822, Cl. JA, 5.00%, 6/15/40	427,927	447,878

14        OPPENHEIMER CORE BOND FUND

	Principal Amount	Value

FHLMC/FNMA/FHLB/Sponsored (Continued)

Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates: (Continued)
Series 3840, Cl. CA, 2.00%, 9/15/18	$13,781	$13,836
Series 3848, Cl. WL, 4.00%, 4/15/40	893,985	927,030
Series 3857, Cl. GL, 3.00%, 5/15/40	29,064	29,734
Series 4221, Cl. HJ, 1.50%, 7/15/23	975,642	970,139

Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security:
Series 2129, Cl. S, 60.223%, 2/15/29[3]	405,012	75,400
Series 2130, Cl. SC, 74.109%, 3/15/29[3]	108,019	19,522
Series 2134, Cl. SB, 77.272%, 3/15/29[3]	113,968	20,306
Series 2422, Cl. SJ, 0.00%, 1/15/323,[4]	361,438	66,715
Series 2493, Cl. S, 11.51%, 9/15/29[3]	30,911	7,003
Series 2682, Cl. TQ, 99.999%, 10/15/33[3]	769,241	168,807
Series 2796, Cl. SD, 88.459%, 7/15/26[3]	192,372	29,615
Series 2920, Cl. S, 24.171%, 1/15/35[3]	770,094	124,407
Series 2922, Cl. SE, 24.85%, 2/15/35[3]	631,309	97,621
Series 2981, Cl. AS, 11.50%, 5/15/35[3]	1,731,110	289,849
Series 2981, Cl. BS, 99.999%, 5/15/35[3]	1,606,361	289,366
Series 3005, Cl. WI, 0.00%, 7/15/35[3,4]	362,675	68,015
Series 3397, Cl. GS, 0.00%, 12/15/37[3,4]	284,335	49,436
Series 3424, Cl. EI, 0.00%, 4/15/38[3,4]	160,031	18,018
Series 3450, Cl. BI, 22.357%, 5/15/38[3]	3,381,575	484,636
Series 3606, Cl. SN, 25.549%, 12/15/39[3]	940,540	148,674

Federal National Mortgage Assn.:
2.50%, 1/1/32[6]	27,560,000	27,592,469
3.00%, 1/1/32[6]	60,400,000	61,963,039
3.50%, 1/1/47[6]	84,545,000	86,606,048
4.00%, 1/15/47[6]	95,010,000	99,843,931
4.50%, 1/1/47[6]	31,925,000	34,330,748
5.00%, 1/1/47[6]	25,740,000	28,037,456

Federal National Mortgage Assn. Pool:
5.00%, 3/1/21	52,363	53,814
5.50%, 12/1/18-5/1/36	1,321,538	1,482,435
6.00%, 5/1/20	16,994	17,308
6.50%, 6/1/17-11/1/31	2,158,263	2,456,915
7.00%, 11/1/17-4/1/34	1,343,256	1,560,463
7.50%, 1/1/33-8/1/33	1,881,224	2,238,603
8.50%, 7/1/32	10,442	11,336

Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Series 222, Cl. 2, 99.999%, 6/25/23[3]	285,700	42,794
Series 247, Cl. 2, 99.999%, 10/25/23[3]	33,040	5,120
Series 252, Cl. 2, 99.999%, 11/25/23[3]	297,061	51,071
Series 254, Cl. 2, 99.999%, 1/25/24[3]	525,453	113,460
Series 301, Cl. 2, 6.383%, 4/25/29[3]	139,925	33,349
Series 303, Cl. IO, 29.076%, 11/25/29[3]	30,918	8,003
Series 319, Cl. 2, 0.00%, 2/25/32[3,4]	115,231	27,927
Series 320, Cl. 2, 29.027%, 4/25/32[3]	2,189,851	634,543
Series 321, Cl. 2, 2.144%, 4/25/32[3]	340,321	80,233

15        OPPENHEIMER CORE BOND FUND

STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value

FHLMC/FNMA/FHLB/Sponsored (Continued)

Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security: (Continued)
Series 324, Cl. 2, 0.00%, 7/25/32[3,4]	$162,159	$39,007
Series 331, Cl. 9, 16.249%, 2/25/33[3]	1,265,147	269,924
Series 334, Cl. 14, 3.364%, 2/25/33[3]	1,045,300	208,692
Series 334, Cl. 15, 0.00%, 2/25/33[3,4]	727,959	179,103
Series 334, Cl. 17, 10.929%, 2/25/33[3]	39,941	8,241
Series 339, Cl. 12, 0.00%, 6/25/33[3,4]	863,327	178,472
Series 339, Cl. 7, 0.00%, 11/25/33[3,4]	872,914	176,324
Series 343, Cl. 13, 99.999%, 9/25/33[3]	992,837	198,157
Series 343, Cl. 18, 94.87%, 5/25/34[3]	596,415	140,933
Series 345, Cl. 9, 0.00%, 1/25/34[3,4]	435,050	83,524
Series 351, Cl. 10, 0.00%, 4/25/34[3,4]	350,447	71,983
Series 351, Cl. 8, 0.00%, 4/25/34[3,4]	605,776	124,292
Series 356, Cl. 10, 0.00%, 6/25/35[3,4]	435,048	88,058
Series 356, Cl. 12, 0.00%, 2/25/35[3,4]	211,963	47,990
Series 362, Cl. 13, 0.00%, 8/25/35[3,4]	563,062	116,607
Series 364, Cl. 16, 0.00%, 9/25/35[3,4]	772,494	150,604
Series 365, Cl. 16, 0.00%, 3/25/36[3,4]	514,041	103,858

Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Series 1993-104, Cl. ZB, 6.50%, 7/25/23	103,820	111,268
Series 1993-87, Cl. Z, 6.50%, 6/25/23	94,640	103,099
Series 1996-35, Cl. Z, 7.00%, 7/25/26	30,849	34,167
Series 1998-58, Cl. PC, 6.50%, 10/25/28	182,868	201,968
Series 1998-61, Cl. PL, 6.00%, 11/25/28	256,242	290,817
Series 1999-54, Cl. LH, 6.50%, 11/25/29	363,160	417,465
Series 1999-60, Cl. PG, 7.50%, 12/25/29	1,775,627	2,006,725
Series 2001-51, Cl. OD, 6.50%, 10/25/31	360,268	396,611
Series 2002-10, Cl. FB, 1.256%, 3/25/17[2]	273	274
Series 2002-16, Cl. PG, 6.00%, 4/25/17	17	17
Series 2002-2, Cl. UC, 6.00%, 2/25/17	478	477
Series 2002-56, Cl. FN, 1.756%, 7/25/32[2]	213,349	217,503
Series 2003-100, Cl. PA, 5.00%, 10/25/18	976,958	998,960
Series 2003-130, Cl. CS, 12.588%, 12/25/33[2]	844,928	936,022
Series 2003-21, Cl. FK, 1.156%, 3/25/33[2]	56,824	56,902
Series 2003-84, Cl. GE, 4.50%, 9/25/18	22,834	23,434
Series 2004-101, Cl. BG, 5.00%, 1/25/20	3,287	3,292
Series 2004-25, Cl. PC, 5.50%, 1/25/34	59,237	61,112
Series 2005-104, Cl. MC, 5.50%, 12/25/25	1,497,445	1,625,951
Series 2005-109, Cl. AH, 5.50%, 12/25/25	4,279,117	4,593,449
Series 2005-31, Cl. PB, 5.50%, 4/25/35	2,480,000	2,803,348
Series 2005-71, Cl. DB, 4.50%, 8/25/25	345,478	363,219
Series 2005-73, Cl. DF, 1.006%, 8/25/35[2]	625,868	628,524
Series 2006-50, Cl. SK, 21.428%, 6/25/36[2]	434,397	612,506
Series 2008-75, Cl. DB, 4.50%, 9/25/23	207,549	211,686
Series 2009-113, Cl. DB, 3.00%, 12/25/20	677,567	686,141
Series 2009-36, Cl. FA, 1.696%, 6/25/37[2]	464,162	474,743
Series 2009-37, Cl. HA, 4.00%, 4/25/19	287,193	291,180
Series 2009-70, Cl. TL, 4.00%, 8/25/19	242,043	245,186
Series 2010-43, Cl. KG, 3.00%, 1/25/21	149,933	152,305

16        OPPENHEIMER CORE BOND FUND

	Principal Amount	Value

FHLMC/FNMA/FHLB/Sponsored (Continued)

Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates: (Continued)
Series 2011-15, Cl. DA, 4.00%, 3/25/41	$222,020	$228,880
Series 2011-3, Cl. EL, 3.00%, 5/25/20	1,107,569	1,121,354
Series 2011-3, Cl. KA, 5.00%, 4/25/40	1,247,037	1,342,437
Series 2011-38, Cl. AH, 2.75%, 5/25/20	14,647	14,782
Series 2011-82, Cl. AD, 4.00%, 8/25/26	290,834	296,919

Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security:
Series 2001-15, Cl. SA, 99.999%, 3/17/31[3]	88,324	7,520
Series 2001-61, Cl. SE, 2.455%, 11/18/31[3]	185,716	36,613
Series 2001-65, Cl. S, 7.288%, 11/25/31[3]	384,055	75,065
Series 2001-81, Cl. S, 8.165%, 1/25/32[3]	56,773	16,063
Series 2002-12, Cl. SB, 3.704%, 7/25/31[3]	90,691	21,072
Series 2002-2, Cl. SW, 0.00%, 2/25/32[3,4]	104,974	21,591
Series 2002-38, Cl. SO, 18.774%, 4/25/32[3]	59,297	10,824
Series 2002-41, Cl. S, 29.943%, 7/25/32[3]	607,756	125,300
Series 2002-47, Cl. NS, 5.938%, 4/25/32[3]	165,798	40,335
Series 2002-5, Cl. SD, 99.999%, 2/25/32[3]	104,627	21,023
Series 2002-51, Cl. S, 6.077%, 8/25/32[3]	152,235	29,130
Series 2002-52, Cl. SD, 34.177%, 9/25/32[3]	236,313	47,840
Series 2002-60, Cl. SM, 2.798%, 8/25/32[3]	538,175	93,020
Series 2002-60, Cl. SY, 99.999%, 4/25/32[3]	491,105	18,069
Series 2002-64, Cl. SD, 10.122%, 4/25/27[3]	222,309	47,341
Series 2002-7, Cl. SK, 3.496%, 1/25/32[3]	307,459	61,611
Series 2002-75, Cl. SA, 10.78%, 11/25/32[3]	300,258	68,675
Series 2002-77, Cl. BS, 8.403%, 12/18/32[3]	600,290	121,520
Series 2002-77, Cl. IS, 22.17%, 12/18/32[3]	101,025	19,658
Series 2002-77, Cl. SH, 11.622%, 12/18/32[3]	80,525	16,884
Series 2002-84, Cl. SA, 5.092%, 12/25/32[3]	80,846	16,353
Series 2002-89, Cl. S, 15.522%, 1/25/33[3]	834,824	205,325
Series 2002-9, Cl. MS, 6.488%, 3/25/32[3]	4,782	981
Series 2002-90, Cl. SN, 2.067%, 8/25/32[3]	489,668	84,635
Series 2002-90, Cl. SY, 4.376%, 9/25/32[3]	257,003	43,634
Series 2003-14, Cl. OI, 29.498%, 3/25/33[3]	1,333,125	277,010
Series 2003-26, Cl. IK, 29.583%, 4/25/33[3]	473,828	60,245
Series 2003-33, Cl. SP, 10.231%, 5/25/33[3]	496,933	100,267
Series 2003-4, Cl. S, 2.175%, 2/25/33[3]	146,308	32,763
Series 2003-52, Cl. NS, 17.897%, 6/25/23[3]	1,973,069	183,065
Series 2004-54, Cl. DS, 72.154%, 11/25/30[3]	49,087	8,790
Series 2004-56, Cl. SE, 10.383%, 10/25/33[3]	660,293	146,401
Series 2005-12, Cl. SC, 33.724%, 3/25/35[3]	296,726	46,346
Series 2005-40, Cl. SA, 42.072%, 5/25/35[3]	445,407	79,953
Series 2005-52, Cl. JH, 49.953%, 5/25/35[3]	937,621	145,533
Series 2005-6, Cl. SE, 65.385%, 2/25/35[3]	811,690	129,548
Series 2005-93, Cl. SI, 6.034%, 10/25/35[3]	550,719	98,189
Series 2006-53, Cl. US, 16.151%, 6/25/36[3]	43,395	6,627
Series 2008-55, Cl. SA, 0.00%, 7/25/38[3,4]	471,799	50,967
Series 2009-8, Cl. BS, 62.921%, 2/25/24[3]	155,459	4,557

17        OPPENHEIMER CORE BOND FUND

STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value

FHLMC/FNMA/FHLB/Sponsored (Continued)

Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security: (Continued)
Series 2011-96, Cl. SA, 14.271%, 10/25/41[3]	$1,050,037	$185,406
Series 2012-134, Cl. SA, 9.234%, 12/25/42[3]	3,199,315	667,412
Series 2012-40, Cl. PI, 3.832%, 4/25/41[3]	2,486,135	333,479

Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Principal-Only Stripped Mtg.-Backed Security, Series 1993-184, Cl. M, 5.334%, 9/25/23[5]	91,493	84,987

		399,769,906

GNMA/Guaranteed—4.3%

Government National Mortgage Assn. I Pool:
8.50%, 8/15/17-12/15/17	1,185	1,188
10.50%, 12/15/17	873	877

Government National Mortgage Assn. II Pool:
2.125%, 7/20/25-7/20/27[2]	6,214	6,427
3.50%, 1/21/47[6]	42,185,000	43,825,074
4.00%, 1/1/47[6]	22,415,000	23,793,032
11.00%, 10/20/19	1,448	1,456

Government National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Series 2002-15, Cl. SM, 99.999%, 2/16/32[3]	298,482	42,141
Series 2002-41, Cl. GS, 99.999%, 6/16/32[3]	119,240	11,013
Series 2002-76, Cl. SY, 28.709%, 12/16/26[3]	126,306	19,973
Series 2007-17, Cl. AI, 60.628%, 4/16/37[3]	1,738,319	304,610
Series 2011-52, Cl. HS, 33.918%, 4/16/41[3]	5,284,111	866,110

		68,871,901

Non-Agency—12.2%

Commercial—8.1%

Asset Securitization Corp., Interest-Only Stripped Mtg.-Backed Security, Series 1997-D4, Cl. PS1, 0.00%, 4/14/29[3,4]	1,244,619	6,009

Banc of America Funding Trust, Series 2014-R7, Cl. 3A1, 3.003%, 3/26/36[2]	3,043,817	3,049,067

BCAP LLC Trust, Series 2011-R11, Cl. 18A5, 2.69%, 9/26/35[1,2]	706,919	706,497

Capital Lease Funding Securitization LP, Interest-Only Commercial Mtg. Pass-Through Certificates, Series 1997-CTL1, Cl. IO, 0.00%, 6/22/24[1,3,4]	126,772	3,751

CD Commercial Mortgage Trust, Series 2016-CD2, Cl. AM, 3.668%, 11/10/49[2]	1,795,000	1,841,023

Chase Mortgage Finance Trust, Series 2005-A2, Cl. 1A3, 2.966%, 1/25/36[2]	1,593,004	1,507,509

Citigroup Global Markets Mortgage Securities VII, Inc., Interest-Only Stripped Mtg.-Backed Security, Series 1999-C1, Cl. X, 0.00%, 5/18/32[3,4]	435,518	465

COMM Mortgage Trust:
Series 2013-CR6, Cl. AM, 3.147%, 3/10/46[1]	2,945,000	2,944,962
Series 2013-CR7, Cl. D, 4.354%, 3/10/46[1,2]	3,015,000	2,744,610
Series 2014-CR21, Cl. AM, 3.987%, 12/10/47	6,135,175	6,353,061
Series 2014-LC15, Cl. AM, 4.198%, 4/10/47	1,030,000	1,083,153
Series 2014-UBS6, Cl. AM, 4.048%, 12/10/47	5,720,000	5,864,858
Series 2015-CR23, Cl. AM, 3.801%, 5/10/48	3,370,000	3,437,384

COMM Mortgage Trust, Interest-Only Stripped Mtg.-Backed Security, Series 2012-CR5, Cl. XA, 0.00%, 12/10/45[3,4]	15,368,029	1,028,570

18        OPPENHEIMER CORE BOND FUND

	Principal Amount	Value

Commercial (Continued)

CSMC, Series 2006-6, Cl. 1A4, 6%, 7/25/36	$1,174,783	$881,284

Deutsche Bank Commercial Mortgage Trust, Series 2016-C1, Cl. AM, 3.539%, 5/10/49	1,805,000	1,822,198

First Horizon Alternative Mortgage Securities Trust:
Series 2004-FA2, Cl. 3A1, 6.00%, 1/25/35	538,695	495,564
Series 2005-FA8, Cl. 1A6, 1.406%, 11/25/35[2]	1,026,499	690,571

FREMF Mortgage Trust:
Series 2013-K25, Cl. C, 3.743%, 11/25/45[1,2]	605,000	581,427
Series 2013-K26, Cl. C, 3.599%, 12/25/45[1,2]	1,165,000	1,105,654
Series 2013-K27, Cl. C, 3.616%, 1/25/46[1,2]	650,000	621,407
Series 2013-K28, Cl. C, 3.494%, 6/25/46[1,2]	2,580,000	2,445,732
Series 2013-K502, Cl. C, 3.077%, 3/25/45[1,2]	1,620,000	1,622,648
Series 2013-K712, Cl. C, 3.365%, 5/25/45[1,2]	335,000	335,339
Series 2013-K713, Cl. C, 3.165%, 4/25/46[1,2]	1,075,000	1,055,291
Series 2014-K715, Cl. C, 4.126%, 2/25/46[1,2]	230,000	227,029
Series 2015-K44, Cl. B, 3.684%, 1/25/48[1,2]	2,030,000	1,958,560

GSMSC Pass-Through Trust, Series 2009-3R, Cl. 1A2, 6%, 4/25/37[1,2]	2,899,968	2,743,006

GSR Mortgage Loan Trust, Series 2005-AR4, Cl. 6A1, 3.209%, 7/25/35[2]	550,457	542,941

JP Morgan Chase Commercial Mortgage Securities Trust:
Series 2013-C10, Cl. AS, 3.372%, 12/15/47	4,070,000	4,131,913
Series 2013-C16, Cl. AS, 4.517%, 12/15/46	3,490,000	3,761,489
Series 2013-LC11, Cl. AS, 3.216%, 4/15/46	510,000	512,227
Series 2014-C20, Cl. AS, 4.043%, 7/15/47	2,515,000	2,627,455

JP Morgan Mortgage Trust, Series 2007-A1, Cl. 5A1, 3.178%, 7/25/35[2]	1,500,090	1,503,690

JP Morgan Resecuritization Trust, Series 2009-5, Cl. 1A2, 3.08%, 7/26/36[1,2]	2,230,444	2,020,882

JPMBB Commercial Mortgage Securities Trust:
Series 2014-C19, Cl. AS, 4.243%, 4/15/47[2]	1,655,000	1,753,272
Series 2014-C25, Cl. AS, 4.065%, 11/15/47	6,036,000	6,316,912
Series 2014-C26, Cl. AS, 3.80%, 1/15/48	2,180,000	2,241,629

JPMDB Commercial Mortgage Securities Trust, Series 2016-C4, Cl. AS, 3.385%, 12/15/49	2,685,000	2,674,206

LB Commercial Conduit Mortgage Trust, Interest-Only Stripped Mtg.-Backed Security, Series 1998-C1, Cl. IO, 0.00%, 2/18/30[3,4]	176,840	6

Lehman Structured Securities Corp., Series 2002-GE1, Cl. A, 2.514%, 7/26/24[1,2]	29,953	24,359

Morgan Stanley Bank of America Merrill Lynch Trust:
Series 2013-C9, Cl. AS, 3.456%, 5/15/46	2,730,000	2,762,052
Series 2014-C19, Cl. AS, 3.832%, 12/15/47	5,035,000	5,164,476
Series 2016-C30, Cl. AS, 3.175%, 9/15/49	4,780,000	4,623,683

Morgan Stanley Re-Remic Trust, Series 2012-R3, Cl. 1B, 2.615%, 11/26/36[1,2]	2,200,222	1,688,246

Morgan Stanley Resecuritization Trust, Series 2013-R9, Cl. 3A, 2.756%, 6/26/46[1,2]	1,545,362	1,544,106

RBSSP Resecuritization Trust, Series 2010-1, Cl. 2A1, 2.625%, 7/26/45[1,2]	397,284	397,517

Structured Agency Credit Risk Debt Nts.:
Series 2013-DN1, Cl. M1, 4.156%, 7/25/23[2]	2,297,691	2,332,905
Series 2014-DN1, Cl. M1, 1.756%, 2/25/24[2]	205,568	205,650
Series 2014-HQ2, Cl. M1, 2.206%, 9/25/24[2]	496,645	498,489
Series 2015-DNA3, Cl. M1, 2.106%, 4/25/28[2]	166,469	166,552

19        OPPENHEIMER CORE BOND FUND

STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value

Commercial (Continued)

Structured Agency Credit Risk Debt Nts.: (Continued)
Series 2015-HQA2, Cl. M2, 3.556%, 5/25/28[2]	$1,850,000	$1,899,675
Series 2016-DNA2, Cl. M1, 2.006%, 10/25/28[2]	2,859,179	2,862,960
Series 2016-DNA3, Cl. M1, 1.856%, 12/25/28[2]	3,026,580	3,033,779
Series 2016-DNA4, Cl. M1, 1.556%, 3/25/29[2]	2,129,108	2,128,714
Series 2016-HQA2, Cl. M1, 1.956%, 11/25/28[2]	2,006,949	2,009,348
Series 2016-HQA3, Cl. M1, 1.556%, 3/25/29[2]	2,729,159	2,732,424
Series 2016-HQA4, Cl. M1, 1.556%, 4/25/29[2]	4,713,334	4,707,683

Wells Fargo Commercial Mortgage Trust:
Series 2015-C29, Cl. AS, 4.013%, 6/15/48[2]	3,975,000	4,083,174
Series 2016-C37, Cl. AS, 4.018%, 12/15/49	4,215,000	4,353,939

WF-RBS Commercial Mortgage Trust:
Series 2012-C7, Cl. E, 4.835%, 6/15/45[1,2]	840,000	791,320
Series 2013-C14, Cl. AS, 3.488%, 6/15/46	2,330,000	2,375,782
Series 2014-C20, Cl. AS, 4.176%, 5/15/47	1,693,000	1,785,102
Series 2014-LC14, Cl. AS, 4.351%, 3/15/47[2]	1,797,838	1,910,628

WF-RBS Commercial Mortgage Trust, Interest-Only Commercial Mtg. Pass-Through Certificates, Series 2011-C3, Cl. XA, 0.00%, 3/15/44[1,3,4]	18,420,140	790,703

		130,116,517

Residential—4.1%

Alternative Loan Trust, Series 2005-29CB, Cl. A4, 5%, 7/25/35	931,197	817,587

Banc of America Funding Trust:
Series 2007-1, Cl. 1A3, 6.00%, 1/25/37	643,363	574,184
Series 2007-C, Cl. 1A4, 3.096%, 5/20/36[2]	340,650	308,130

Banc of America Mortgage Trust, Series 2007-1, Cl. 1A24, 6%, 3/25/37	803,059	732,349

Bear Stearns ARM Trust:
Series 2005-2, Cl. A1, 2.92%, 3/25/35[2]	2,512,152	2,530,530
Series 2005-9, Cl. A1, 2.83%, 10/25/35[2]	994,602	963,478
Series 2006-1, Cl. A1, 2.91%, 2/25/36[2]	2,875,875	2,859,806

Carrington Mortgage Loan Trust, Series 2006-FRE1, Cl. A2, 0.866%, 7/25/36[2]	24,490	24,493

Chase Funding Trust, Series 2003-2, Cl. 2A2, 1.316%, 2/25/33[2]	362,314	317,648

CHL Mortgage Pass-Through Trust:
Series 2005-26, Cl. 1A8, 5.50%, 11/25/35	610,132	567,961
Series 2006-6, Cl. A3, 6.00%, 4/25/36	477,681	427,537

Citigroup Mortgage Loan Trust, Inc., Series 2006-AR1, Cl. 1A1, 2.87%, 10/25/35[2]	4,113,416	4,106,137

Connecticut Avenue Securities:
Series 2014-C01, Cl. M1, 2.356%, 1/25/24[2]	301,291	302,931
Series 2014-C02, Cl. 2M1, 1.706%, 5/25/24[2]	1,257,093	1,258,991
Series 2014-C03, Cl. 1M1, 1.956%, 7/25/24[2]	3,814,042	3,824,368
Series 2014-C03, Cl. 2M1, 1.956%, 7/25/24[2]	1,577,195	1,578,941
Series 2014-C04, Cl. 2M1, 2.856%, 11/25/24[2]	28,193	28,208
Series 2015-C02, Cl. 1M1, 1.906%, 5/25/25[2]	163,924	163,954
Series 2015-C03, Cl. 1M1, 2.256%, 7/25/25[2]	1,124,637	1,126,806
Series 2015-C03, Cl. 2M1, 2.256%, 7/25/25[2]	337,917	338,623
Series 2016-C02, Cl. 1M1, 2.906%, 9/25/28[2]	1,074,976	1,086,391
Series 2016-C03, Cl. 1M1, 2.756%, 10/25/28[2]	48,233	48,898

20        OPPENHEIMER CORE BOND FUND

	Principal Amount	Value

Residential (Continued)

Connecticut Avenue Securities: (Continued)
Series 2016-C03, Cl. 2M1, 2.956%, 10/25/28[2]	$2,609,885	$2,637,446
Series 2016-C06, Cl. 1M1, 2.056%, 4/25/29[2]	3,986,909	3,996,250
Series 2016-C07, Cl. 2M1, 2.056%, 4/25/29[2]	2,275,000	2,277,833

Countrywide Alternative Loan Trust, Series 2005-21CB, Cl. A7, 5.50%, 6/25/35	1,758,389	1,655,499

HomeBanc Mortgage Trust, Series 2005-3, Cl. A2, 1.066%, 7/25/35[2]	615,260	606,123

Merrill Lynch Mortgage Investors Trust, Series 2005-A1, Cl. 2A1, 3.032%, 12/25/34[2]	379,548	379,205

RALI Trust:
Series 2006-QS13, Cl. 1A8, 6.00%, 9/25/36	153,838	125,818
Series 2007-QS6, Cl. A28, 5.75%, 4/25/37	792,965	665,971

Residential Asset Securitization Trust, Series 2005-A6CB, Cl. A7, 6%, 6/25/35	393,298	366,601

WaMu Mortgage Pass-Through Certificates Trust:
Series 2003-AR10, Cl. A7, 2.825%, 10/25/33[2]	1,022,245	1,043,850
Series 2005-AR14, Cl. 1A4, 2.792%, 12/25/35[2]	1,363,568	1,320,496
Series 2005-AR16, Cl. 1A1, 2.85%, 12/25/35[2]	1,188,052	1,119,138

Wells Fargo Mortgage-Backed Securities Trust:
Series 2005-AR10, Cl. 1A1, 3.022%, 6/25/35[2]	2,799,255	2,911,918
Series 2005-AR13, Cl. 1A5, 3.058%, 5/25/35[2]	1,265,470	1,269,136
Series 2005-AR15, Cl. 1A2, 2.983%, 9/25/35[2]	2,054,499	1,999,408
Series 2005-AR15, Cl. 1A6, 2.983%, 9/25/35[2]	173,456	164,977
Series 2005-AR4, Cl. 2A2, 3.067%, 4/25/35[2]	4,901,782	4,907,128
Series 2006-AR10, Cl. 1A1, 3.027%, 7/25/36[2]	975,677	939,460
Series 2006-AR10, Cl. 5A5, 3.08%, 7/25/36[2]	3,056,907	3,013,016
Series 2006-AR14, Cl. 1A2, 3.062%, 10/25/36[2]	649,892	608,656
Series 2006-AR2, Cl. 2A3, 3.003%, 3/25/36[2]	1,636,284	1,609,271
Series 2006-AR7, Cl. 2A4, 3.089%, 5/25/36[2]	96,528	92,113
Series 2006-AR8, Cl. 2A1, 3.083%, 4/25/36[2]	4,340,029	4,280,988
Series 2006-AR8, Cl. 2A4, 3.083%, 4/25/36[2]	816,348	805,242
Series 2007-16, Cl. 1A1, 6.00%, 12/28/37	607,490	631,524
Series 2007-AR3, Cl. A4, 5.949%, 4/25/37[2]	343,046	318,673
Series 2007-AR8, Cl. A1, 3.15%, 11/25/37[2]	1,035,500	928,902

		64,662,593

Total Mortgage-Backed Obligations (Cost $662,081,435)		663,420,917

U.S. Government Obligations—1.2%

Federal Home Loan Bank Nts., 1.375%, 11/15/19	2,299,000	2,289,655

Federal National Mortgage Assn. Nts.:
1.00%, 10/24/19	3,835,000	3,781,609
1.875%, 9/24/26	5,986,000	5,498,985

United States Treasury Nts.:
0.75%, 2/28/18[7,8]	168,000	167,606
1.50%, 5/31/19[7,8]	7,480,000	7,513,122

Total U.S. Government Obligations (Cost $19,742,396)		19,250,977

21        OPPENHEIMER CORE BOND FUND

STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value

Corporate Bonds and Notes—47.1%

Consumer Discretionary—8.1%

Auto Components—0.1%

BorgWarner, Inc., 4.375% Sr. Unsec. Nts., 3/15/45	$1,079,000	$1,039,190

Automobiles—2.4%

Daimler Finance North America LLC:
1.50% Sr. Unsec. Nts., 7/5/19[1]	3,622,000	3,563,349
8.50% Sr. Unsec. Unsub. Nts., 1/18/31	1,987,000	2,991,808

Ford Motor Credit Co. LLC, 3.664% Sr. Unsec. Nts., 9/8/24	8,999,000	8,784,752

General Motors Co., 6.25% Sr. Unsec. Nts., 10/2/43	3,566,000	3,948,885

General Motors Financial Co., Inc., 3% Sr. Unsec. Nts., 9/25/17	3,292,000	3,323,985

Harley-Davidson, Inc., 4.625% Sr. Unsec. Nts., 7/28/45	1,017,000	1,005,011

Hyundai Capital America, 2.40% Sr. Unsec. Nts., 10/30/18[1]	3,345,000	3,359,196

Nissan Motor Acceptance Corp.:
1.55% Sr. Unsec. Nts., 9/13/19[1]	1,010,000	994,697
2.00% Sr. Unsec. Nts., 3/8/19[1]	2,724,000	2,717,827

Volkswagen Group of America Finance LLC, 1.60% Sr. Unsec. Nts., 11/20/17[1]	4,039,000	4,027,178

ZF North America Capital, Inc., 4.75% Sr. Unsec. Nts., 4/29/25[1]	3,654,000	3,731,648

		38,448,336

Diversified Consumer Services—0.2%

Service Corp. International, 5.375% Sr. Unsec. Nts., 5/15/24	3,463,000	3,627,493

Hotels, Restaurants & Leisure—0.4%

Marriott International, Inc.:
3.25% Sr. Unsec. Nts., 9/15/22	1,755,000	1,770,011
6.375% Sr. Unsec. Nts., 6/15/17	3,038,000	3,104,228

McDonald’s Corp., 2.75% Sr. Unsec. Nts., 12/9/20	1,606,000	1,631,217

		6,505,456

Household Durables—1.2%

Lennar Corp., 4.75% Sr. Unsec. Nts., 5/30/25	3,903,000	3,824,940

Newell Brands, Inc.:
2.15% Sr. Unsec. Nts., 10/15/18	2,032,000	2,042,595
5.00% Sr. Unsec. Nts., 11/15/23	3,300,000	3,539,656
5.50% Sr. Unsec. Nts., 4/1/46	1,137,000	1,305,823

PulteGroup, Inc., 5% Sr. Unsec. Nts., 1/15/27	4,119,000	3,928,496

Toll Brothers Finance Corp., 4.375% Sr. Unsec. Nts., 4/15/23	3,721,000	3,725,651

Whirlpool Corp.:
1.35% Sr. Unsec. Nts., 3/1/17	707,000	707,164
1.65% Sr. Unsec. Nts., 11/1/17	765,000	766,207

		19,840,532

Leisure Equipment & Products—0.2%

Mattel, Inc., 1.70% Sr. Unsec. Nts., 3/15/18	3,308,000	3,301,113

22        OPPENHEIMER CORE BOND FUND

	Principal Amount	Value

Media—1.8%

21st Century Fox America, Inc., 4.75% Sr. Unsec. Nts., 11/15/46[1]	$1,673,000	$1,681,328

Charter Communications Operating LLC/Charter Communications Operating Capital:
4.464% Sr. Sec. Nts., 7/23/22	1,762,000	1,841,662
6.484% Sr. Sec. Nts., 10/23/45	2,720,000	3,150,051

Comcast Cable Communications Holdings, Inc., 9.455% Sr. Unsec. Nts., 11/15/22	1,765,000	2,388,205

Comcast Corp., 2.35% Sr. Unsec. Nts., 1/15/27	2,524,000	2,332,123

Historic TW, Inc., 9.15% Debs., 2/1/23	921,000	1,181,341

Interpublic Group of Cos., Inc. (The), 4.20% Sr. Unsec. Nts., 4/15/24	1,240,000	1,274,632

Sky plc:
3.75% Sr. Unsec. Nts., 9/16/24[1]	1,871,000	1,877,779
6.10% Sr. Unsec. Nts., 2/15/18[1]	1,253,000	1,307,555

Thomson Reuters Corp., 1.65% Sr. Unsec. Nts., 9/29/17	3,310,000	3,314,170

Time Warner Cable LLC, 4.50% Sr. Unsec. Unsub. Nts., 9/15/42	1,879,000	1,704,849

Time Warner, Inc., 2.95% Sr. Unsec. Nts., 7/15/26	1,847,000	1,721,469

Viacom, Inc.:
2.25% Sr. Unsec. Nts., 2/4/22	834,000	783,880
3.45% Sr. Unsec. Nts., 10/4/26	1,008,000	932,102
4.375% Sr. Unsec. Nts., 3/15/43	1,289,000	1,028,585

Virgin Media Secured Finance plc, 5.25% Sr. Sec. Nts., 1/15/26[1]	2,521,000	2,498,941

		29,018,672

Multiline Retail—0.3%

Dollar Tree, Inc., 5.75% Sr. Sec. Nts., 3/1/23	3,674,000	3,908,475

Specialty Retail—1.0%

AutoZone, Inc.:
1.30% Sr. Unsec. Nts., 1/13/17	637,000	637,023
1.625% Sr. Unsec. Nts., 4/21/19	689,000	682,924

Best Buy Co., Inc., 5.50% Sr. Unsec. Nts., 3/15/21	2,600,000	2,857,348

L Brands, Inc., 5.625% Sr. Unsec. Nts., 2/15/22	1,377,000	1,471,669

Lowe’s Cos., Inc., 3.70% Sr. Unsec. Nts., 4/15/46	1,767,000	1,650,139

Ross Stores, Inc., 3.375% Sr. Unsec. Nts., 9/15/24	2,923,000	2,944,689

Sally Holdings LLC/Sally Capital, Inc., 5.625% Sr. Unsec. Nts., 12/1/25	3,785,000	3,955,325

Signet UK Finance plc, 4.70% Sr. Unsec. Nts., 6/15/24	1,900,000	1,821,595

		16,020,712

Textiles, Apparel & Luxury Goods—0.5%

Hanesbrands, Inc., 4.875% Sr. Unsec. Nts., 5/15/26[1]	2,747,000	2,698,927

Levi Strauss & Co., 5% Sr. Unsec. Nts., 5/1/25	3,466,000	3,483,330

PVH Corp., 4.50% Sr. Unsec. Unsub. Nts., 12/15/22	1,818,000	1,854,360

		8,036,617

23        OPPENHEIMER CORE BOND FUND

STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value

Consumer Staples—5.5%

Beverages—1.8%

Anheuser-Busch InBev Finance, Inc.:
1.90% Sr. Unsec. Nts., 2/1/19	$4,162,000	$4,169,154
3.65% Sr. Unsec. Nts., 2/1/26	2,382,000	2,418,997
4.90% Sr. Unsec. Nts., 2/1/46	914,000	985,273

Anheuser-Busch InBev Worldwide, Inc., 8.20% Sr. Unsec. Unsub. Nts., 1/15/39	2,213,000	3,333,269

Beam Suntory, Inc., 1.875% Sr. Unsec. Nts., 5/15/17	1,607,000	1,609,404

Constellation Brands, Inc., 4.75% Sr. Unsec. Nts., 11/15/24	3,725,000	3,972,713

Molson Coors Brewing Co.:
1.45% Sr. Unsec. Nts., 7/15/19	1,465,000	1,443,646
2.10% Sr. Unsec. Nts., 7/15/21	3,528,000	3,436,491
4.20% Sr. Unsec. Nts., 7/15/46	1,061,000	991,235

Pernod Ricard SA:
2.95% Sr. Unsec. Nts., 1/15/17[1]	2,801,000	2,802,527
4.25% Sr. Unsec. Nts., 7/15/22[1]	2,782,000	2,911,480

		28,074,189

Food & Staples Retailing—1.3%

CVS Health Corp., 2.875% Sr. Unsec. Nts., 6/1/26	4,188,000	3,994,049

Koninklijke Ahold Delhaize NV, 6.50% Sr. Unsec. Nts., 6/15/17	2,543,000	2,598,407

Kroger Co. (The):
2.00% Sr. Unsec. Nts., 1/15/19	309,000	309,791
6.40% Sr. Unsec. Nts., 8/15/17	2,976,000	3,064,780
6.80% Sr. Unsec. Nts., 12/15/18	346,000	378,863
6.90% Sr. Unsec. Nts., 4/15/38	974,000	1,247,338

Walgreens Boots Alliance, Inc.:
1.75% Sr. Unsec. Nts., 5/30/18	2,713,000	2,716,237
3.10% Sr. Unsec. Nts., 6/1/23	4,590,000	4,561,184

Wal-Mart Stores, Inc., 4.30% Sr. Unsec. Nts., 4/22/44	2,149,000	2,268,732

		21,139,381

Food Products—1.8%

Bunge Ltd. Finance Corp.:
3.20% Sr. Unsec. Nts., 6/15/17	2,840,000	2,861,612
3.25% Sr. Unsec. Nts., 8/15/26	2,513,000	2,414,495
8.50% Sr. Unsec. Nts., 6/15/19	2,392,000	2,742,385

Ingredion, Inc., 1.80% Sr. Unsec. Nts., 9/25/17	3,361,000	3,365,685

JM Smucker Co. (The), 1.75% Sr. Unsec. Nts., 3/15/18	2,582,000	2,585,796

Kraft Heinz Foods Co.:
2.80% Sr. Unsec. Nts., 7/2/20	3,670,000	3,705,305
4.375% Sr. Unsec. Nts., 6/1/46	2,231,000	2,103,565

Lamb Weston Holdings, Inc., 4.875% Sr. Unsec. Nts., 11/1/26[1]	2,186,000	2,168,239

Mondelez International Holdings Netherlands BV, 1.625% Sr. Unsec. Nts., 10/28/19[1]	4,239,000	4,156,272

TreeHouse Foods, Inc., 6% Sr. Unsec. Nts., 2/15/24[1]	1,955,000	2,057,638

		28,160,992

24        OPPENHEIMER CORE BOND FUND

	Principal Amount	Value

Tobacco—0.6%

Altria Group, Inc., 3.875% Sr. Unsec. Nts., 9/16/46	$2,547,000	$2,355,649

Imperial Brands Finance plc, 2.05% Sr. Unsec. Nts., 7/20/18[1]	3,951,000	3,950,945

Reynolds American, Inc., 5.85% Sr. Unsec. Nts., 8/15/45	3,344,000	3,967,141

		10,273,735

Energy—3.7%

Energy Equipment & Services—0.7%

Halliburton Co., 5% Sr. Unsec. Nts., 11/15/45	893,000	970,380

Helmerich & Payne International Drilling Co., 4.65% Sr. Unsec. Nts., 3/15/25	1,313,000	1,357,292

Schlumberger Holdings Corp.:
1.90% Sr. Unsec. Nts., 12/21/17[1]	3,515,000	3,528,730
4.00% Sr. Unsec. Nts., 12/21/25[1]	2,365,000	2,477,900

Sinopec Group Overseas Development 2014 Ltd., 1.75% Sr. Unsec. Nts., 4/10/17[1]	3,325,000	3,324,907

		11,659,209

Oil, Gas & Consumable Fuels—3.0%

Anadarko Petroleum Corp.:
4.50% Sr. Unsec. Nts., 7/15/44	707,000	665,543
6.20% Sr. Unsec. Nts., 3/15/40	814,000	933,790

Apache Corp., 4.75% Sr. Unsec. Nts., 4/15/43	1,204,000	1,242,491

Boardwalk Pipelines LP, 4.95% Sr. Unsec. Nts., 12/15/24	2,119,000	2,176,656

BP Capital Markets plc, 1.676% Sr. Unsec. Nts., 5/3/19	3,984,000	3,956,168

Buckeye Partners LP, 3.95% Sr. Unsec. Nts., 12/1/26	1,012,000	987,820

Chevron Corp., 1.561% Sr. Unsec. Nts., 5/16/19	3,896,000	3,882,076

CNOOC Nexen Finance 2014 ULC, 1.625% Sr. Unsec. Nts., 4/30/17	2,927,000	2,925,273

Columbia Pipeline Group, Inc., 4.50% Sr. Unsec. Nts., 6/1/25	1,996,000	2,097,900

ConocoPhillips Co.:
4.95% Sr. Unsec. Nts., 3/15/26	461,000	509,195
5.95% Sr. Unsec. Nts., 3/15/46	973,000	1,206,350

Devon Energy Corp., 4.75% Sr. Unsec. Nts., 5/15/42	1,153,000	1,091,199

EnLink Midstream Partners LP, 4.85% Sr. Unsec. Nts., 7/15/26	994,000	1,003,181

Enterprise Products Operating LLC:
4.85% Sr. Unsec. Nts., 8/15/42	987,000	988,635
4.90% Sr. Unsec. Nts., 5/15/46	399,000	410,376

EQT Midstream Partners LP, 4.125% Sr. Unsec. Nts., 12/1/26	2,362,000	2,303,597

Kinder Morgan, Inc., 5.55% Sr. Unsec. Nts., 6/1/45	3,287,000	3,463,476

Noble Energy, Inc., 5.05% Sr. Unsec. Nts., 11/15/44	1,022,000	1,026,920

ONEOK Partners LP, 4.90% Sr. Unsec. Nts., 3/15/25	1,781,000	1,911,186

Phillips 66 Partners LP, 3.605% Sr. Unsec. Nts., 2/15/25	3,480,000	3,409,808

Regency Energy Partners LP/Regency Energy Finance Corp., 5% Sr. Unsec. Nts., 10/1/22	2,820,000	2,988,870

Shell International Finance BV:
1.375% Sr. Unsec. Nts., 5/10/19	2,912,000	2,882,959
4.00% Sr. Unsec. Nts., 5/10/46	1,430,000	1,368,047

Tesoro Logistics LP, 5.25% Sr. Unsec. Nts., 1/15/25	691,000	708,275

25        OPPENHEIMER CORE BOND FUND

STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value

Oil, Gas & Consumable Fuels (Continued)

TransCanada PipeLines Ltd., 1.625% Sr. Unsec. Nts., 11/9/17	$4,122,000	$4,119,242

		48,259,033

Financials—10.3%

Capital Markets—2.2%

Apollo Management Holdings LP, 4% Sr. Unsec. Nts., 5/30/24[1]	2,967,000	2,941,202

Bank of New York Mellon Corp. (The), 3% Sub. Nts., 10/30/28	1,759,000	1,671,981

Brookfield Asset Management, Inc., 4% Sr. Unsec. Nts., 1/15/25	3,678,000	3,609,332

Credit Suisse AG (New York), 3.625% Sr. Unsec. Nts., 9/9/24	2,169,000	2,183,016

Credit Suisse Group Funding Guernsey Ltd., 4.55% Sr. Unsec. Nts., 4/17/26	1,635,000	1,698,935

Deutsche Bank AG (London), 6% Sr. Unsec. Nts., 9/1/17	2,072,000	2,121,272

E*TRADE Financial Corp., 5.875% Jr. Sub. Perpetual Bonds[2,9]	4,177,000	4,163,425

Goldman Sachs Group, Inc. (The):
3.50% Sr. Unsec. Nts., 11/16/26	2,459,000	2,413,560
3.75% Sr. Unsec. Nts., 2/25/26	2,271,000	2,278,824

Morgan Stanley, 5% Sub. Nts., 11/24/25	3,739,000	3,996,262

Raymond James Financial, Inc., 3.625% Sr. Unsec. Nts., 9/15/26	2,338,000	2,281,315

S&P Global, Inc., 2.50% Sr. Unsec. Nts., 8/15/18	3,908,000	3,941,499

UBS Group Funding Jersey Ltd., 4.125% Sr. Unsec. Nts., 4/15/26[1]	2,277,000	2,329,947

		35,630,570

Commercial Banks—4.7%

Bank of America Corp.:
3.248% Sr. Unsec. Nts., 10/21/27	3,512,000	3,354,936
7.75% Jr. Sub. Nts., 5/14/38	2,782,000	3,836,061

BB&T Corp., 2.05% Sr. Unsec. Nts., 5/10/21	3,974,000	3,899,245

BPCE SA:
2.65% Sr. Unsec. Nts., 2/3/21	3,375,000	3,374,713
3.375% Sr. Unsec. Nts., 12/2/26	1,647,000	1,614,602

Citigroup, Inc., 6.675% Sub. Nts., 9/13/43	1,507,000	1,913,489

Citizens Bank NA (Providence RI), 2.55% Sr. Unsec. Nts., 5/13/21	3,113,000	3,094,347

Danske Bank AS, 2.80% Sr. Unsec. Nts., 3/10/21[1]	2,225,000	2,240,219

Fifth Third Bank (Cincinnati OH), 3.85% Sub. Nts., 3/15/26	2,246,000	2,261,363

First Republic Bank, 4.375% Sub. Nts., 8/1/46	1,716,000	1,562,622

FirstMerit Bank NA (Akron OH), 4.27% Sub. Nts., 11/25/26	2,998,000	3,044,577

HSBC Holdings plc, 2.65% Sr. Unsec. Nts., 1/5/22	3,504,000	3,427,665

Huntington Bancshares, Inc., 3.15% Sr. Unsec. Nts., 3/14/21	2,425,000	2,459,530

ING Bank NV, 2.75% Sr. Unsec. Nts., 3/22/211	2,986,000	2,998,043

JPMorgan Chase & Co.:
2.295% Sr. Unsec. Nts., 8/15/21	916,000	898,780
2.70% Sr. Unsec. Nts., 5/18/23	1,767,000	1,728,389

KeyBank NA (Cleveland OH), 3.40% Sub. Nts., 5/20/26	3,357,000	3,265,378

Lloyds Banking Group plc:
6.413% Jr. Sub. Perpetual Bonds[1,2,9]	214,000	230,585

26        OPPENHEIMER CORE BOND FUND

	Principal Amount	Value

Commercial Banks (Continued)

Lloyds Banking Group plc: (Continued)
6.657% Jr. Sub. Perpetual Bonds[1,2,9]	$2,718,000	$2,935,440

PNC Bank NA, 2.55% Sr. Unsec. Nts., 12/9/21	1,748,000	1,748,965

Regions Bank (Birmingham AL), 2.25% Sr. Unsec. Nts., 9/14/18	2,706,000	2,715,479

Royal Bank of Scotland Group plc, 7.64% Jr. Sub. Perpetual Bonds[2,9]	4,212,000	3,927,690

Skandinaviska Enskilda Banken AB, 2.625% Sr. Unsec. Nts., 3/15/21	2,226,000	2,227,678

Standard Chartered plc, 6.409% Jr. Sub. Perpetual Bonds[1,2,9]	4,800,000	3,684,000

SunTrust Bank (Atlanta GA), 3.30% Sub. Nts., 5/15/26	1,673,000	1,615,636

Swedbank AB, 2.65% Sr. Unsec. Nts., 3/10/21[1]	2,356,000	2,358,891

US Bancorp, 3.10% Sub. Nts., 4/27/26	2,315,000	2,253,201

Wells Fargo & Co.:
4.75% Sub. Nts., 12/7/46	2,447,000	2,475,801
5.90% Jr. Sub. Perpetual Bonds, Series S2,9	2,900,000	2,918,125

		74,065,450

Consumer Finance—0.7%

Ally Financial, Inc., 4.25% Sr. Unsec. Nts., 4/15/21	3,806,000	3,851,196

Capital One Financial Corp., 3.20% Sr. Unsec. Nts., 2/5/25	2,923,000	2,834,419

Discover Financial Services:
3.75% Sr. Unsec. Nts., 3/4/25	1,743,000	1,704,861
3.95% Sr. Unsec. Nts., 11/6/24	2,281,000	2,261,625

Synchrony Financial, 4.50% Sr. Unsec. Nts., 7/23/25	894,000	918,713

		11,570,814

Diversified Financial Services—0.5%

Berkshire Hathaway Energy Co., 2% Sr. Unsec. Nts., 11/15/18	1,134,000	1,139,165

Peachtree Corners Funding Trust, 3.976% Sr. Unsec. Nts., 2/15/25[1]	1,973,000	1,925,970

Suntory Holdings Ltd., 1.65% Sr. Unsec. Nts., 9/29/17[1]	1,717,000	1,717,920

Voya Financial, Inc., 5.65% Jr. Sub. Nts., 5/15/53[2]	3,667,000	3,616,579

		8,399,634

Insurance—1.3%

Arch Capital Finance LLC, 4.011% Sr. Unsec. Nts., 12/15/26	2,445,000	2,479,541

AXIS Specialty Finance plc, 5.15% Sr. Unsec. Nts., 4/1/45	2,591,000	2,568,023

Five Corners Funding Trust, 4.419% Unsec. Nts., 11/15/23[1]	3,017,000	3,190,719

Manulife Financial Corp., 4.15% Sr. Unsec. Nts., 3/4/26	2,226,000	2,323,394

MetLife, Inc., 5.25% Jr. Sub. Perpetual Bonds[2,9]	2,353,000	2,388,295

Principal Financial Group, Inc., 4.30% Sr. Unsec. Nts., 11/15/46	1,765,000	1,732,914

Prudential Financial, Inc., 5.375% Jr. Sub. Nts., 5/15/45[2]	620,000	635,500

TIAA Asset Management Finance Co. LLC, 4.125% Sr. Unsec. Nts., 11/1/24[1]	3,870,000	3,910,581

XLIT Ltd., 6.50% Jr. Sub. Perpetual Bonds[2,9]	1,920,000	1,502,400

		20,731,367

27        OPPENHEIMER CORE BOND FUND

STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value

Real Estate Investment Trusts (REITs)—0.9%

American Tower Corp.:
2.80% Sr. Unsec. Nts., 6/1/20	$462,000	$462,352
5.05% Sr. Unsec. Unsub. Nts., 9/1/20	1,324,000	1,420,978
5.90% Sr. Unsec. Nts., 11/1/21	1,523,000	1,705,614

Boston Properties LP, 3.70% Sr. Unsec. Nts., 11/15/18	3,138,000	3,232,968

HCP, Inc., 5.625% Sr. Unsec. Nts., 5/1/17	1,750,000	1,773,380

Highwoods Realty LP, 5.85% Sr. Unsec. Nts., 3/15/17	1,606,000	1,619,656

Ventas Realty LP, 1.25% Sr. Unsec. Nts., 4/17/17	1,056,000	1,055,572

WEA Finance LLC/Westfield UK & Europe Finance plc, 1.75% Sr. Unsec. Nts., 9/15/17[1]	2,869,000	2,871,180

Welltower, Inc., 2.25% Sr. Unsec. Nts., 3/15/18	681,000	684,024

		14,825,724

Health Care—4.2%

Biotechnology—1.2%

AbbVie, Inc.:
3.60% Sr. Unsec. Nts., 5/14/25	1,998,000	1,979,950
4.70% Sr. Unsec. Nts., 5/14/45	723,000	710,739

Biogen, Inc., 5.20% Sr. Unsec. Nts., 9/15/45	980,000	1,054,355

Celgene Corp.:
2.125% Sr. Unsec. Nts., 8/15/18	4,024,000	4,041,054
3.875% Sr. Unsec. Nts., 8/15/25	1,935,000	1,963,628
5.00% Sr. Unsec. Nts., 8/15/45	484,000	504,198

Gilead Sciences, Inc., 4.75% Sr. Unsec. Nts., 3/1/46	1,497,000	1,549,536

Shire Acquisitions Investments Ireland DAC:
1.90% Sr. Unsec. Nts., 9/23/19	4,193,000	4,140,621
3.20% Sr. Unsec. Nts., 9/23/26	3,252,000	3,040,932

		18,985,013

Health Care Equipment & Supplies—0.8%

Abbott Laboratories:
2.35% Sr. Unsec. Nts., 11/22/19	4,106,000	4,111,658
4.90% Sr. Unsec. Nts., 11/30/46	1,687,000	1,734,848

Baxter International, Inc., 2.60% Sr. Unsec. Nts., 8/15/26	1,951,000	1,802,131

Boston Scientific Corp., 3.85% Sr. Unsec. Nts., 5/15/25	2,990,000	2,997,317

Stryker Corp., 3.50% Sr. Unsec. Nts., 3/15/26	1,347,000	1,360,415

		12,006,369

Health Care Providers & Services—1.1%

Aetna, Inc., 3.20% Sr. Unsec. Nts., 6/15/26	3,111,000	3,079,293

Cardinal Health, Inc., 3.50% Sr. Unsec. Nts., 11/15/24	1,934,000	1,956,307

Express Scripts Holding Co., 4.50% Sr. Unsec. Nts., 2/25/26	2,774,000	2,857,162

Fresenius Medical Care US Finance II, Inc., 5.875% Sr. Unsec. Nts., 1/31/22[1]	1,621,000	1,783,100

Laboratory Corp. of America Holdings, 3.60% Sr. Unsec. Nts., 2/1/25	5,270,000	5,249,378

McKesson Corp., 4.883% Sr. Unsec. Nts., 3/15/44	1,597,000	1,627,627

28        OPPENHEIMER CORE BOND FUND

	Principal Amount	Value

Health Care Providers & Services (Continued)

Quest Diagnostics, Inc., 3.45% Sr. Unsec. Nts., 6/1/26	$1,622,000	$1,600,701

		18,153,568

Life Sciences Tools & Services—0.4%

Thermo Fisher Scientific, Inc.:
2.15% Sr. Unsec. Nts., 12/14/18	1,333,000	1,339,474
3.00% Sr. Unsec. Nts., 4/15/23	1,826,000	1,795,303
4.15% Sr. Unsec. Nts., 2/1/24	1,299,000	1,353,228
5.30% Sr. Unsec. Nts., 2/1/44	1,268,000	1,421,361

		5,909,366

Pharmaceuticals—0.7%

Actavis Funding SCS:
1.30% Sr. Unsec. Nts., 6/15/17	1,870,000	1,869,159
2.35% Sr. Unsec. Nts., 3/12/18	1,567,000	1,576,316
3.80% Sr. Unsec. Nts., 3/15/25	2,651,000	2,655,374
4.75% Sr. Unsec. Nts., 3/15/45	1,105,000	1,086,912

Perrigo Finance Unlimited Co., 4.375% Sr. Unsec. Nts., 3/15/26	1,011,000	1,012,545

Teva Pharmaceutical Finance Netherlands III BV, 1.70% Sr. Unsec. Nts., 7/19/19	3,718,000	3,653,686

		11,853,992

Industrials—4.1%

Aerospace & Defense—0.7%

BAE Systems Holdings, Inc., 3.85% Sr. Unsec. Nts., 12/15/25[1]	2,818,000	2,875,436

L-3 Communications Corp., 3.85% Sr. Unsec. Nts., 12/15/26	1,048,000	1,042,301

Lockheed Martin Corp., 3.55% Sr. Unsec. Nts., 1/15/26	1,793,000	1,832,857

Northrop Grumman Corp., 4.75% Sr. Unsec. Nts., 6/1/43	1,990,000	2,172,336

Textron, Inc.:
3.875% Sr. Unsec. Nts., 3/1/25	902,000	907,370
4.30% Sr. Unsec. Nts., 3/1/24	1,672,000	1,735,006

United Technologies Corp., 1.778% Jr. Sub. Nts., 5/4/18[2]	668,000	668,269

		11,233,575

Building Products—0.2%

Johnson Controls International plc, 1.40% Sr. Unsec. Nts., 11/2/17	587,000	588,027

Owens Corning, 3.40% Sr. Unsec. Nts., 8/15/26	2,815,000	2,675,514

		3,263,541

Commercial Services & Supplies—0.6%

Pitney Bowes, Inc., 4.625% Sr. Unsec. Nts., 3/15/24	3,294,000	3,245,954

Republic Services, Inc.:
2.90% Sr. Unsec. Nts., 7/1/26	1,968,000	1,887,666
3.80% Sr. Unsec. Nts., 5/15/18	3,298,000	3,390,334

Waste Management, Inc., 4.10% Sr. Unsec. Nts., 3/1/45	906,000	898,514

		9,422,468

29        OPPENHEIMER CORE BOND FUND

STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value

Electrical Equipment—0.3%

Sensata Technologies BV, 4.875% Sr. Unsec. Nts., 10/15/23[1]	$3,986,000	$4,090,633

Industrial Conglomerates—0.1%

Roper Technologies, Inc.:
3.80% Sr. Unsec. Nts., 12/15/26	666,000	671,497
3.85% Sr. Unsec. Nts., 12/15/25	1,645,000	1,666,031

		2,337,528

Machinery—0.8%

Fortive Corp., 1.80% Sr. Unsec. Nts., 6/15/19[1]	4,025,000	4,001,301

Ingersoll-Rand Global Holding Co. Ltd., 4.25% Sr. Unsec. Nts., 6/15/23	2,620,000	2,772,065

Stanley Black & Decker, Inc., 2.451% Sub. Nts., 11/17/18	3,915,000	3,949,557

Wabtec Corp., 3.45% Sr. Unsec. Nts., 11/15/26[1]	1,687,000	1,622,550

		12,345,473

Professional Services—0.4%

Equifax, Inc., 6.30% Sr. Unsec. Nts., 7/1/17	3,375,000	3,451,680

Experian Finance plc, 2.375% Sr. Unsec. Nts., 6/15/17[1]	2,814,000	2,824,783

		6,276,463

Road & Rail—0.7%

Canadian Pacific Railway Co., 4.80% Sr. Unsec. Nts., 9/15/35	636,000	687,569

CSX Corp., 3.80% Sr. Unsec. Nts., 11/1/46	1,009,000	937,458

ERAC USA Finance LLC, 6.375% Sr. Unsec. Nts., 10/15/17[1]	3,115,000	3,228,037

Norfolk Southern Corp., 4.65% Sr. Unsec. Nts., 1/15/46	1,042,000	1,110,173

Penske Truck Leasing Co. LP/PTL Finance Corp.:
3.40% Sr. Unsec. Nts., 11/15/26[1]	3,340,000	3,197,398
3.75% Sr. Unsec. Nts., 5/11/17[1]	1,858,000	1,872,567

		11,033,202

Trading Companies & Distributors—0.3%

AerCap Ireland Capital Ltd./AerCap Global Aviation Trust, 3.95% Sr. Unsec. Nts., 2/1/22	3,927,000	3,971,179

Air Lease Corp., 3% Sr. Unsec. Nts., 9/15/23	1,719,000	1,642,877

		5,614,056

Information Technology—2.5%

Electronic Equipment, Instruments, & Components—0.2%

Flex Ltd., 4.75% Sr. Unsec. Nts., 6/15/25	3,342,000	3,537,524

IT Services—0.6%

Broadridge Financial Solutions, Inc., 3.40% Sr. Unsec. Nts., 6/27/26	1,963,000	1,895,353

Fidelity National Information Services, Inc.:
1.45% Sr. Unsec. Nts., 6/5/17	2,582,000	2,583,250
2.85% Sr. Unsec. Nts., 10/15/18	788,000	801,900

Total System Services, Inc., 2.375% Sr. Unsec. Nts., 6/1/18	2,957,000	2,969,810

30        OPPENHEIMER CORE BOND FUND

		Principal Amount	Value

IT Services (Continued)

Xerox Corp.:
2.95% Sr. Unsec. Nts., 3/15/17	$	1,134,000	$1,137,456
6.75% Sr. Unsec. Nts., 2/1/17		564,000	566,045

			9,953,814

Semiconductors & Semiconductor Equipment—0.1%

Intel Corp., 4.90% Sr. Unsec. Nts., 7/29/45		878,000	982,608

Software—1.2%

Activision Blizzard, Inc., 2.30% Sr. Unsec. Nts., 9/15/21[1]		3,950,000	3,855,212

Autodesk, Inc.:
1.95% Sr. Unsec. Nts., 12/15/17		2,624,000	2,628,954
4.375% Sr. Unsec. Nts., 6/15/25		985,000	1,012,316

Diamond 1 Finance Corp./Diamond 2 Finance Corp.:
3.48% Sr. Sec. Nts., 6/1/19[1]		3,913,000	3,995,701
6.02% Sr. Sec. Nts., 6/15/26[1]		2,654,000	2,876,442

Open Text Corp., 5.625% Sr. Unsec. Nts., 1/15/23[1]		2,188,000	2,291,930

Oracle Corp., 2.40% Sr. Unsec. Nts., 9/15/23		2,486,000	2,407,818

			19,068,373

Technology Hardware, Storage & Peripherals—0.4%

Apple, Inc., 4.375% Sr. Unsec. Nts., 5/13/45		1,799,000	1,848,933

Hewlett Packard Enterprise Co.:
2.45% Sr. Unsec. Nts., 10/5/17[1]		2,645,000	2,660,060
6.35% Sr. Unsec. Nts., 10/15/45[1]		1,790,000	1,811,074

			6,320,067

Materials—3.2%

Chemicals—1.5%

Agrium, Inc.:
3.375% Sr. Unsec. Nts., 3/15/25		1,320,000	1,279,220
4.125% Sr. Unsec. Nts., 3/15/35		660,000	606,095

CF Industries, Inc., 4.50% Sr. Sec. Nts., 12/1/26[1]		1,919,000	1,887,175

Eastman Chemical Co., 4.65% Sr. Unsec. Nts., 10/15/44		781,000	776,062

Ecolab, Inc.:
2.00% Sr. Unsec. Nts., 1/14/19		3,432,000	3,435,586
3.70% Sr. Unsec. Nts., 11/1/46		673,000	613,274

LyondellBasell Industries NV, 5% Sr. Unsec. Nts., 4/15/19		3,770,000	3,982,029

PolyOne Corp., 5.25% Sr. Unsec. Nts., 3/15/23		3,940,000	4,018,800

RPM International, Inc., 3.45% Sr. Unsec. Unsub. Nts., 11/15/22		3,050,000	3,024,923

Valspar Corp. (The):
3.30% Sr. Unsec. Nts., 2/1/25		915,000	878,733
3.95% Sr. Unsec. Nts., 1/15/26		1,587,000	1,587,335

Yara International ASA, 3.80% Sr. Unsec. Nts., 6/6/26[1]		2,395,000	2,348,978

			24,438,210

Construction Materials—0.4%

CRH America, Inc., 5.125% Sr. Unsec. Nts., 5/18/45[1]		2,836,000	2,958,895

31        OPPENHEIMER CORE BOND FUND

STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value

Construction Materials (Continued)

James Hardie International Finance Ltd., 5.875% Sr. Unsec. Nts., 2/15/23[1]	$1,902,000	$1,978,080

LafargeHolcim Finance US LLC, 3.50% Sr. Unsec. Nts., 9/22/26[1]	1,005,000	977,333

		5,914,308

Containers & Packaging—0.4%

Ball Corp., 5.25% Sr. Unsec. Nts., 7/1/25	173,000	181,434

International Paper Co.:
3.00% Sr. Unsec. Nts., 2/15/27	1,921,000	1,813,393
4.80% Sr. Unsec. Nts., 6/15/44	1,246,000	1,239,951

Packaging Corp. of America:
3.65% Sr. Unsec. Nts., 9/15/24	745,000	748,384
4.50% Sr. Unsec. Nts., 11/1/23	3,023,000	3,203,276

		7,186,438

Metals & Mining—0.7%

BHP Billiton Finance USA Ltd., 1.625% Sr. Unsec. Nts., 2/24/17	3,818,000	3,820,951

Glencore Finance Canada Ltd., 3.60% Sr. Unsec. Nts., 1/15/17[1]	4,082,000	4,083,886

Goldcorp, Inc., 5.45% Sr. Unsec. Nts., 6/9/44	1,098,000	1,078,916

Rio Tinto Finance USA Ltd., 3.75% Sr. Unsec. Nts., 6/15/25	1,544,000	1,590,775

		10,574,528

Paper & Forest Products—0.2%

Georgia-Pacific LLC, 2.539% Sr. Unsec. Nts., 11/15/19[1]	928,000	936,313

Louisiana-Pacific Corp., 4.875% Sr. Unsec. Nts., 9/15/24	2,196,000	2,135,610

		3,071,923

Telecommunication Services—2.0%

Diversified Telecommunication Services—2.0%

AT&T, Inc.:
2.80% Sr. Unsec. Nts., 2/17/21	4,226,000	4,193,016
4.35% Sr. Unsec. Nts., 6/15/45	3,224,000	2,878,281

British Telecommunications plc, 9.375% Sr. Unsec. Nts., 12/15/30	3,157,000	4,819,530

Deutsche Telekom International Finance BV, 2.25% Sr. Unsec. Nts., 3/6/17[1]	3,860,000	3,865,643

Telefonica Emisiones SAU:
3.192% Sr. Unsec. Nts., 4/27/18	3,214,000	3,260,806
7.045% Sr. Unsec. Unsub. Nts., 6/20/36	1,061,000	1,233,246

Verizon Communications, Inc.:
1.75% Sr. Unsec. Nts., 8/15/21	2,824,000	2,709,492
4.125% Sr. Unsec. Nts., 8/15/46	1,749,000	1,586,140
4.50% Sr. Unsec. Nts., 9/15/20	4,777,000	5,112,560
4.522% Sr. Unsec. Nts., 9/15/48	2,207,000	2,120,702

		31,779,416

32        OPPENHEIMER CORE BOND FUND

	Principal Amount	Value

Utilities—3.5%

Electric Utilities—2.5%

AEP Texas Central Co., 3.85% Sr. Unsec. Nts., 10/1/25[1]	$1,658,000	$1,703,099

Cleco Corporate Holdings LLC, 3.743% Sr. Sec. Nts., 5/1/26[1]	1,936,000	1,907,659

Duke Energy Corp., 3.75% Sr. Unsec. Nts., 9/1/46	1,981,000	1,787,153

Edison International, 2.95% Sr. Unsec. Nts., 3/15/23	2,275,000	2,251,415

Emera US Finance LP, 2.15% Sr. Unsec. Nts., 6/15/19[1]	1,444,000	1,441,857

Enel Finance International NV, 6.25% Sr. Unsec. Nts., 9/15/17[1]	3,232,000	3,331,552

Entergy Texas, Inc., 7.125% Sec. Nts., 2/1/19	1,118,000	1,230,521

Exelon Corp., 4.45% Sr. Unsec. Nts., 4/15/46	955,000	936,775

Indiana Michigan Power Co., Series K, 4.55% Sr. Unsec. Nts., 3/15/46	761,000	790,897

ITC Holdings Corp., 5.30% Sr. Unsec. Nts., 7/1/43	1,081,000	1,184,657

NextEra Energy Capital Holdings, Inc., 1.586% Sr. Unsec. Nts., 6/1/17	3,520,000	3,522,366

Pennsylvania Electric Co., 5.20% Sr. Unsec. Nts., 4/1/20	500,000	535,504

PPL WEM Ltd./Western Power Distribution Ltd., 5.375% Sr. Unsec. Unsub. Nts., 5/1/21[1]	4,000,000	4,316,640

Public Service Co. of New Mexico, 7.95% Sr. Unsec. Nts., 5/15/18	2,770,000	2,990,908

Southern Power Co., 1.95% Sr. Unsec. Nts., 12/15/19	3,668,000	3,633,708

TECO Finance, Inc., 6.572% Sr. Unsec. Nts., 11/1/17	3,227,000	3,350,371

Trans-Allegheny Interstate Line Co., 3.85% Sr. Unsec. Nts., 6/1/25[1]	2,476,000	2,509,441

Xcel Energy, Inc., 3.30% Sr. Unsec. Nts., 6/1/25	1,822,000	1,823,425

		39,247,948

Multi-Utilities—1.0%

CenterPoint Energy, Inc., 5.95% Sr. Unsec. Nts., 2/1/17	3,453,000	3,464,809

CMS Energy Corp.:
3.875% Sr. Unsec. Nts., 3/1/24	1,871,000	1,946,682
5.05% Sr. Unsec. Unsub. Nts., 3/15/22	1,266,000	1,387,097

NiSource Finance Corp.:
4.80% Sr. Unsec. Nts., 2/15/44	1,858,000	1,959,852
6.80% Sr. Unsec. Nts., 1/15/19	3,495,000	3,815,488

Public Service Enterprise Group, Inc., 1.60% Sr. Unsec. Nts., 11/15/19	3,856,000	3,802,760

		16,376,688

Total Corporate Bonds and Notes (Cost $750,454,278)		753,513,786

Short-Term Notes[13]—16.8%

Aerospace & Defense—0.5%
Rockwell Collins, Inc., 0.951%, 1/9/17[10]	7,380,000	7,378,385

Banks—2.2%
Bank of Tokyo-Mitsubishi UFJ Ltd., 0.952%, 3/27/17[1]	7,100,000	7,084,060

DNB Bank ASA, 0.952%, 3/28/17[10]	7,100,000	7,084,154

Mizuho Bank Ltd. (New York), 0.842%, 2/17/17[10]	7,380,000	7,372,406

Sumitomo Mitsui Banking Corp., 0.862%, 2/17/17[10]	7,380,000	7,372,988

33        OPPENHEIMER CORE BOND FUND

STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value

Banks (Continued)

Toronto Dominion Holding (U.S.A.), Inc.:
0.691%, 2/2/17[10]	$3,000,000	$2,998,277
1.033%, 3/24/17[10]	4,100,000	4,091,055

		36,002,940

Building Products—0.1%
Assa Abloy Financial AB, 0.901%, 1/11/17[10]	1,892,000	1,891,497

Chemicals—0.2%
Eastman Chemical Co., 1.081%, 1/10/17[10]	3,220,000	3,219,221

Commercial Finance—0.4%
Caterpillar Financial Services Corp., 1.053%, 3/13/17	7,200,000	7,189,590

Commercial Services & Supplies—0.2%
Equifax, Inc., 0.972%, 2/6/17[10]	3,200,000	3,196,717

Computers & Peripherals—1.0%
Apple, Inc., 0.711%, 2/27/17[10]	7,200,000	7,193,015

HP, Inc., 1.151%, 1/9/17	3,100,000	3,099,602

NetApp, Inc., 1.071%, 1/10/17[10]	6,400,000	6,398,451

		16,691,068

Electric Utilities—1.3%
Duke Energy Corp., 0.831%, 1/3/17[10]	3,300,000	3,299,720

Eversource Energy, 0.721%, 1/3/17[10]	7,380,000	7,379,400

Sempra Energy Holdings, 1.071%, 1/23/17[10]	7,200,000	7,195,718

Southern Co., 0.951%, 1/5/17[10]	2,500,000	2,499,679

		20,374,517

Electronic Equipment & Instruments—0.9%
Amphenol Corp., 0.901%, 1/5/17	7,380,000	7,379,052

Tyco Electronics:
0.935%, 1/3/17[10]	4,000,000	3,999,661
1.00%, 1/5/17[10]	3,100,000	3,099,602

		14,478,315

Food Products—0.6%
General Mills, Inc., 0.901%, 1/17/17[10]	7,100,000	7,097,025

Mondelez International, Inc., 0.902%, 1/10/17[10]	2,500,000	2,499,395

		9,596,420

Household Durables—0.8%
Leggett & Platt, Inc., 1.001%, 1/17/17[10]	7,100,000	7,097,025

Mohawk Industries, Inc., 1.001%, 1/18/17[10]	7,100,000	7,096,826

		14,193,851

Household Products—0.9%
Church & Dwight Co., Inc., 0.751%, 1/10/17[10]	7,500,000	7,498,185

34        OPPENHEIMER CORE BOND FUND

	Principal Amount	Value

Household Products (Continued)

Clorox Co. (The), 0.821%, 1/25/17[10]	$7,300,000	$7,295,202

		14,793,387

Leasing & Factoring—2.7%
American Honda Finance Corp., 0.661%, 1/27/17	7,500,000	7,496,885

Harley-Davidson Financial Services, Inc., 0.822%, 2/6/17[10]	4,900,000	4,894,973

Hitachi Capital America Corp., 1.111%, 1/6/17	7,200,000	7,198,915

Hyundai Capital America, 0.931%, 1/5/17[10]	7,300,000	7,299,062

Nissan Motor Acceptance Corp., 0.932%, 2/24/17[10]	7,200,000	7,188,442

Toyota Motor Credit Corp., 0.741%, 2/7/17[10]	7,500,000	7,494,410

		41,572,687

Media—0.2%
CBS Corp., 1.001%, 1/30/17[10]	3,100,000	3,097,469

Multiline Retail—0.4%
Dollar General Corp., 1.011%, 1/17/17[10]	7,200,000	7,196,634

Multi-Utilities—0.6%
DTE Energy Co., 0.90%, 1/3/17	7,100,000	7,099,399

Virginia Electric & Power Co., 0.951%, 2/6/17[10]	3,100,000	3,097,147

		10,196,546

Oil, Gas & Consumable Fuels—0.2%
BP Capital Markets plc, 0.922%, 2/16/17[10]	2,400,000	2,397,389

Personal Products—0.5%
Estee Lauder Cos., Inc. (The), 0.651%, 1/19/17[10]	7,600,000	7,597,669

Receivables Finance—0.5%
Thunder Bay Funding LLC, 0.852%, 1/25/17[10]	7,600,000	7,596,465

Road & Rail—0.5%
Paccar Financial Corp., 0.651%, 1/12/17[10]	7,500,000	7,498,589

Software—0.4%
Microsoft Corp., 0.832%, 2/27/17[10]	7,200,000	7,192,236

Telephone Utilities—1.2%
Bell Canada, 1.003%, 2/8/17[10]	7,400,000	7,392,780

Deutsche Telekom AG, 0.951%, 1/13/17	3,200,000	3,198,910

TELUS Corp., 0.952%, 1/30/17[10]	7,500,000	7,493,878

		18,085,568

Water Utilities—0.5%
American Water Capital Corp., 0.861%, 1/5/17[10]	7,380,000	7,379,089

Total Short-Term Notes (Cost $268,808,703)		268,816,249

35        OPPENHEIMER CORE BOND FUND

STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value

Certificate of Deposit—0.5%

DBS Bank Ltd., 0.841%, 2/6/17 (Cost $7,373,801)	$7,380,000	$7,375,154

	Shares	Value

Investment Company—2.8%

Oppenheimer Institutional Government Money Market Fund, Cl. E, 0.43%[11,12] (Cost $45,207,406)	45,207,406	$45,207,406

Total Investments, at Value (Cost $1,989,425,903)	124.7%	1,993,848,341

Net Other Assets (Liabilities)	(24.7)	(395,181,837)

Net Assets	100.0%	$1,598,666,504

Footnotes to Statement of Investments

1. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $291,504,896 or 18.23% of the Fund’s net assets at period end.

2. Represents the current interest rate for a variable or increasing rate security.

3. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to $12,156,522 or 0.76% of the Fund’s net assets at period end.

4. Interest rate is less than 0.0005%.

5. Principal-Only Strips represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. The value of these securities generally increases as interest rates decline and prepayment rates rise. The price of these securities is typically more volatile than that of coupon-bearing bonds of the same maturity. Interest rates disclosed represent current yields based upon the current cost basis and estimated timing of future cash flows. These securities amount to $124,871 or 0.01% of the Fund’s net assets at period end.

6. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after period end. See Note 4 of the accompanying Notes.

7. All or a portion of the security position is held in accounts at a futures clearing merchant and pledged to cover margin requirements on open futures contracts and written options on futures, if applicable. The aggregate market value of such securities is $2,402,804. See Note 6 of the accompanying Notes.

8. All or a portion of the security position has been pledged for collateral in association with forward roll transactions.

See Note 4 of the accompanying Notes.

9. This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.

10. Security issued in an exempt transaction without registration under the Securities Act of 1933. Such securities amount to $219,069,836 or 13.70% of the Fund’s net assets, and have been determined to be liquid pursuant to guidelines adopted by the Board of Trustees.

11. Rate shown is the 7-day yield at period end.

12. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

36        OPPENHEIMER CORE BOND FUND

Footnotes to Statement of Investments (Continued)

	Shares December 31, 2015	Gross Additions	Gross Reductions	Shares December 31, 2016

Oppenheimer Institutional
Government Money Market Fund, Cl. Ea	295,832,126	2,336,134,928	2,586,759,648	45,207,406

			Value	Income

Oppenheimer Institutional Government Money Market Fund, Cl. Ea			$45,207,406	$849,926

a. Prior to September 28, 2016, this fund was named Oppenheimer Institutional Money Market Fund.

13. Current yield as of period end.

Futures Contracts as of December 31, 2016
Description	Exchange	Buy/Sell	Expiration Date	Number of Contracts	Value	Unrealized Appreciation (Depreciation)

United States Treasury Long Bonds	CBT	Buy	3/22/17	253	$38,116,031	$25,974
United States Treasury Nts., 10 yr.	CBT	Sell	3/22/17	292	36,290,125	139,395
United States Treasury Nts., 2 yr.	CBT	Buy	3/31/17	1,056	228,822,000	1,181
United States Treasury Nts., 5 yr.	CBT	Sell	3/31/17	69	8,118,820	15,420
United States Ultra Bonds	CBT	Buy	3/22/17	441	70,670,250	(571,890)

						$(389,920)

Centrally Cleared Credit Default Swaps at December 31, 2016
Reference Asset	Buy/Sell Protection	Fixed Rate	Maturity Date		Notional Amount (000’s)	Premiums Received/(Paid)	Value

CDX.HY.27	Sell	5.000%	12/20/21	USD	11,210	$(689,353)	$695,787

CDX.HY.27	Sell	5.000	12/20/21	USD	11,210	(709,842)	694,230

Total of Centrally Cleared Credit Default Swaps						$(1,399,195)	$1,390,017

Type of Reference Asset on which the Fund Sold Protection	Total Maximum Potential Payments for Selling Credit Protection (Undiscounted)	Amount Recoverable*	Reference Asset Rating Range**

Non-Investment Grade Corporate Debt Indexes	$22,420,000	$—	BB-

* The Fund has no amounts recoverable from related purchased protection. In addition, the Fund has no recourse provisions under the credit derivatives and holds no collateral which can offset or reduce potential payments under a triggering event.

** The period end reference asset security ratings, as rated by any rating organization, are included in the equivalent Standard & Poor’s rating category. The reference asset rating represents the likelihood of a potential credit event on the reference asset which would result in a related payment by the Fund.

Glossary:

Definitions

CDX.HY.27	Markit CDX High Yield Index

37        OPPENHEIMER CORE BOND FUND

STATEMENT OF INVESTMENTS Continued

Definitions (Continued)

Exchange Abbreviations

CBT	Chicago Board of Trade

See accompanying Notes to Financial Statements.

38        OPPENHEIMER CORE BOND FUND

STATEMENT OF ASSETS AND LIABILITIES December 31, 2016

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $1,944,218,497)	$1,948,640,935
Affiliated companies (cost $45,207,406)	45,207,406

1,993,848,341

Cash	3,175,125

Cash used for collateral on futures	1,581,000

Cash used for collateral on forward roll transactions	1,588,000

Centrally cleared swaps, at value (premiums paid $1,399,195)	1,390,017

Receivables and other assets:
Investments sold on a when-issued or delayed delivery basis	69,675,780
Interest, dividends and principal paydowns	8,135,863
Shares of beneficial interest sold	3,782,146
Variation margin receivable	682,969
Other	115,012

Total assets	2,083,974,253

Liabilities
Centrally cleared swap collateral due	198,824

Payables and other liabilities:
Investments purchased (including $476,687,664 purchased on a when-issued or delayed delivery basis)	480,522,342
Shares of beneficial interest redeemed	3,810,238
Dividends	329,164
Distribution and service plan fees	172,065
Variation margin payable	111,695
Trustees’ compensation	80,168
Shareholder communications	13,690
Other	69,563

Total liabilities	485,307,749

Net Assets	$1,598,666,504

Composition of Net Assets
Par value of shares of beneficial interest	$236,749

Additional paid-in capital	2,065,348,618

Accumulated net investment income	85,929

Accumulated net realized loss on investments	(471,028,132)

Net unrealized appreciation on investments	4,023,340

Net Assets	$1,598,666,504

39        OPPENHEIMER CORE BOND FUND

STATEMENT OF ASSETS AND LIABILITIES Continued

Net Asset Value Per Share
Class A Shares:

Net asset value and redemption price per share (based on net assets of $610,367,883 and 90,302,790 shares of beneficial interest outstanding)	$6.76

Maximum offering price per share (net asset value plus sales charge of 4.75% of offering price)	$7.10

Class B Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $5,360,932 and 793,471 shares of beneficial interest outstanding)	$6.76

Class C Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $127,465,083 and 18,839,863 shares of beneficial interest outstanding)	$6.77

Class I Shares:

Net asset value, redemption price and offering price per share (based on net assets of $614,674,128 and 91,022,690 shares of beneficial interest outstanding)	$6.75

Class R Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $63,752,061 and 9,435,714 shares of beneficial interest outstanding)	$6.76

Class Y Shares:

Net asset value, redemption price and offering price per share (based on net assets of $177,046,417 and 26,354,696 shares of beneficial interest outstanding)	$6.72

See accompanying Notes to Financial Statements.

40        OPPENHEIMER CORE BOND FUND

STATEMENT OF OPERATIONS For the Year Ended December 31, 2016

Investment Income
Interest (net of foreign withholding taxes of $16,430)	$42,329,798

Fee income on when-issued securities	8,163,160

Dividends from affiliated companies	849,926

Total investment income	51,342,884

Expenses
Management fees	7,031,816

Distribution and service plan fees:
Class A	1,465,138
Class B	81,519
Class C	1,366,326
Class R	297,087

Transfer and shareholder servicing agent fees:
Class A	1,310,835
Class B	17,986
Class C	301,158
Class I	186,466
Class R	130,935
Class Y	348,812

Shareholder communications:
Class A	39,468
Class B	1,750
Class C	8,333
Class I	170
Class R	2,035
Class Y	6,704

Trustees’ compensation	88,174

Custodian fees and expenses	61,180

Borrowing fees	26,381

Other	165,285

Total expenses	12,937,558
Less reduction to custodian expenses	(1,259)
Less waivers and reimbursements of expenses	(916,486)

Net expenses	12,019,813

Net Investment Income	39,323,071

41        OPPENHEIMER CORE BOND FUND

STATEMENT OF OPERATIONS Continued

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions in unaffiliated companies (includes premiums on options exercised)	$(5,912,194)
Closing and expiration of futures contracts	(2,081,463)
Swap contracts	(28,050)
Closing and expiration of swaption contracts written	407,419

Net realized loss	(7,614,288)

Net change in unrealized appreciation/depreciation on:
Investment transactions	7,162,775
Futures contracts	(517,767)
Swap contracts	(9,178)

Net change in unrealized appreciation/depreciation	6,635,830

Net Increase in Net Assets Resulting from Operations	$38,344,613

See accompanying Notes to Financial Statements.

42        OPPENHEIMER CORE BOND FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31, 2016	December 31, 2015

Operations
Net investment income	$39,323,071	$41,162,566

Net realized loss	(7,614,288)	(4,537,074)

Net change in unrealized appreciation/depreciation	6,635,830	(29,804,183)

Net increase in net assets resulting from operations	38,344,613	6,821,309

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(14,366,630)	(15,555,872)
Class B	(131,127)	(273,806)
Class C	(2,190,672)	(2,751,540)
Class I	(17,218,844)	(20,650,368)
Class R	(1,248,018)	(1,217,773)
Class Y	(4,190,007)	(2,496,626)

	(39,345,298)	(42,945,985)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	103,043,323	40,733,805
Class B	(4,348,933)	(4,612,678)
Class C	3,572,048	15,496,954
Class I	15,060,495	32,232,035
Class R	17,350,397	11,540,341
Class Y	92,010,771	34,493,012

	226,688,101	129,883,469

Net Assets
Total increase	225,687,416	93,758,793

Beginning of period	1,372,979,088	1,279,220,295

End of period (including accumulated net investment income (loss) of $85,929 and $(718,369), respectively)	$1,598,666,504	$1,372,979,088

See accompanying Notes to Financial Statements.

43        OPPENHEIMER CORE BOND FUND

FINANCIAL HIGHLIGHTS

Class A	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2016	2015	2014	2013	2012

Per Share Operating Data
Net asset value, beginning of period	$6.74	$6.92	$6.70	$7.00	$6.63

Income (loss) from investment operations:
Net investment income[1]	0.17	0.21	0.22	0.25	0.26
Net realized and unrealized gain (loss)	0.02	(0.17)	0.23	(0.27)	0.37

Total from investment operations	0.19	0.04	0.45	(0.02)	0.63

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.17)	(0.22)	(0.23)	(0.28)	(0.26)

Net asset value, end of period	$6.76	$6.74	$6.92	$6.70	$7.00

Total Return, at Net Asset Value[2]	2.75%	0.51%	6.76%	(0.35)%	9.72%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$610,368	$508,179	$480,765	$361,838	$453,044

Average net assets (in thousands)	$596,259	$493,868	$412,758	$411,494	$428,283

Ratios to average net assets:[3]
Net investment income	2.41%	3.02%	3.23%	3.64%	3.78%
Expenses excluding specific expenses listed below	0.94%	0.95%	0.97%	0.99%	1.04%
Interest and fees from borrowings	0.00%[4]	0.00%[4]	0.00%	0.00%	0.00%

Total expenses[5]	0.94%	0.95%	0.97%	0.99%	1.04%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.85%	0.85%	0.88%	0.90%	0.90%

Portfolio turnover rate[6]	80%	85%	137%	113%	141%

44        OPPENHEIMER CORE BOND FUND

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Less than 0.005%.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended December 30, 2016	0.95%
Year Ended December 31, 2015	0.96%
Year Ended December 31, 2014	0.98%
Year Ended December 31, 2013	1.00%
Year Ended December 31, 2012	1.06%

6. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Year Ended December 31, 2016	$7,572,160,629	$7,520,146,688
Year Ended December 31, 2015	$6,548,843,476	$6,610,174,477
Year Ended December 31, 2014	$4,283,386,232	$4,071,806,805
Year Ended December 31, 2013	$5,199,766,296	$5,409,021,681
Year Ended December 31, 2012	$6,141,849,607	$6,191,530,701

See accompanying Notes to Financial Statements.

45        OPPENHEIMER CORE BOND FUND

FINANCIAL HIGHLIGHTS Continued

Class B	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012

Per Share Operating Data
Net asset value, beginning of period	$6.74	$6.92	$6.70	$7.00	$6.63

Income (loss) from investment operations:
Net investment income[1]	0.11	0.15	0.17	0.20	0.21
Net realized and unrealized gain (loss)	0.02	(0.17)	0.23	(0.28)	0.37

Total from investment operations	0.13	(0.02)	0.40	(0.08)	0.58

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.11)	(0.16)	(0.18)	(0.22)	(0.21)

Net asset value, end of period	$6.76	$6.74	$6.92	$6.70	$7.00

Total Return, at Net Asset Value[2]	1.91%	(0.30)%	5.96%	(1.09)%	8.91%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$5,361	$9,595	$14,474	$17,446	$29,312

Average net assets (in thousands)	$8,158	$11,806	$16,119	$23,230	$29,027

Ratios to average net assets:[3]
Net investment income	1.61%	2.21%	2.48%	2.89%	3.05%
Expenses excluding specific expenses listed below	1.71%	1.73%	1.73%	1.82%	2.06%
Interest and fees from borrowings	0.00%[4]	0.00%[4]	0.00%	0.00%	0.00%

Total expenses[5]	1.71%	1.73%	1.73%	1.82%	2.06%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.65%	1.65%	1.65%	1.65%	1.64%

Portfolio turnover rate[6]	80%	85%	137%	113%	141%

46        OPPENHEIMER CORE BOND FUND

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Less than 0.005%.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended December 30, 2016	1.72%
Year Ended December 31, 2015	1.74%
Year Ended December 31, 2014	1.74%
Year Ended December 31, 2013	1.83%
Year Ended December 31, 2012	2.08%

6. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Year Ended December 31, 2016	$7,572,160,629	$7,520,146,688
Year Ended December 31, 2015	$6,548,843,476	$6,610,174,477
Year Ended December 31, 2014	$4,283,386,232	$4,071,806,805
Year Ended December 31, 2013	$5,199,766,296	$5,409,021,681
Year Ended December 31, 2012	$6,141,849,607	$6,191,530,701

See accompanying Notes to Financial Statements.

47        OPPENHEIMER CORE BOND FUND

FINANCIAL HIGHLIGHTS Continued

Class C	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012

Per Share Operating Data
Net asset value, beginning of period	$6.75	$6.93	$6.71	$7.01	$6.63

Income (loss) from investment operations:
Net investment income[1]	0.11	0.15	0.17	0.20	0.21
Net realized and unrealized gain (loss)	0.02	(0.17)	0.23	(0.28)	0.38

Total from investment operations	0.13	(0.02)	0.40	(0.08)	0.59

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.11)	(0.16)	(0.18)	(0.22)	(0.21)

Net asset value, end of period	$6.77	$6.75	$6.93	$6.71	$7.01

Total Return, at Net Asset Value[2]	1.92%	(0.30)%	5.95%	(1.09)%	9.06%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$127,465	$123,612	$111,342	$97,196	$129,187

Average net assets (in thousands)	$136,900	$117,611	$99,536	$112,710	$120,749

Ratios to average net assets:[3]
Net investment income	1.60%	2.20%	2.47%	2.89%	3.04%
Expenses excluding specific expenses listed below	1.69%	1.71%	1.72%	1.74%	1.77%
Interest and fees from borrowings	0.00%[4]	0.00%[4]	0.00%	0.00%	0.00%

Total expenses[5]	1.69%	1.71%	1.72%	1.74%	1.77%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.65%	1.65%	1.65%	1.65%	1.65%

Portfolio turnover rate[6]	80%	85%	137%	113%	141%

48        OPPENHEIMER CORE BOND FUND

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Less than 0.005%.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended December 30, 2016	1.70%
Year Ended December 31, 2015	1.72%
Year Ended December 31, 2014	1.73%
Year Ended December 31, 2013	1.75%
Year Ended December 31, 2012	1.79%

6. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Year Ended December 31, 2016	$7,572,160,629	$7,520,146,688
Year Ended December 31, 2015	$6,548,843,476	$6,610,174,477
Year Ended December 31, 2014	$4,283,386,232	$4,071,806,805
Year Ended December 31, 2013	$5,199,766,296	$5,409,021,681
Year Ended December 31, 2012	$6,141,849,607	$6,191,530,701

See accompanying Notes to Financial Statements.

49        OPPENHEIMER CORE BOND FUND

FINANCIAL HIGHLIGHTS Continued

Class I	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Period Ended December 31, 2012[1]

Per Share Operating Data
Net asset value, beginning of period	$6.74	$6.92	$6.70	$7.00	$6.75

Income (loss) from investment operations:
Net investment income[2]	0.19	0.23	0.25	0.27	0.16
Net realized and unrealized gain (loss)	0.01	(0.17)	0.22	(0.27)	0.28

Total from investment operations	0.20	0.06	0.47	0.00	0.44

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.19)	(0.24)	(0.25)	(0.30)	(0.19)

Net asset value, end of period	$6.75	$6.74	$6.92	$6.70	$7.00

Total Return, at Net Asset Value[3]	2.96%	0.85%	7.16%	0.02%	6.60%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$614,674	$598,204	$581,836	$506,455	$2,273

Average net assets (in thousands)	$621,576	$592,163	$559,118	$304,290	$109

Ratios to average net assets:[4]
Net investment income	2.77%	3.35%	3.60%	3.97%	3.91%
Expenses excluding specific expenses listed below	0.50%	0.51%	0.53%	0.54%	0.52%
Interest and fees from borrowings	0.00%[5]	0.00%[5]	0.00%	0.00%	0.00%

Total expenses[6]	0.50%	0.51%	0.53%	0.54%	0.52%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.49%	0.50%	0.52%	0.53%	0.49%

Portfolio turnover rate[7]	80%	85%	137%	113%	141%

50        OPPENHEIMER CORE BOND FUND

1. For the period from April 27, 2012 (inception of offering) to December 31, 2012.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended December 30, 2016	0.51%
Year Ended December 31, 2015	0.52%
Year Ended December 31, 2014	0.54%
Year Ended December 31, 2013	0.55%
Period Ended December 31, 2012	0.54%

7. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Year Ended December 31, 2016	$7,572,160,629	$7,520,146,688
Year Ended December 31, 2015	$6,548,843,476	$6,610,174,477
Year Ended December 31, 2014	$4,283,386,232	$4,071,806,805
Year Ended December 31, 2013	$5,199,766,296	$5,409,021,681
Year Ended December 31, 2012	$6,141,849,607	$6,191,530,701

See accompanying Notes to Financial Statements.

51        OPPENHEIMER CORE BOND FUND

FINANCIAL HIGHLIGHTS Continued

Class R	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012

Per Share Operating Data
Net asset value, beginning of period	$6.74	$6.92	$6.70	$7.00	$6.62

Income (loss) from investment operations:
Net investment income[1]	0.14	0.19	0.20	0.23	0.24
Net realized and unrealized gain (loss)	0.02	(0.17)	0.23	(0.27)	0.39

Total from investment operations	0.16	0.02	0.43	(0.04)	0.63

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.14)	(0.20)	(0.21)	(0.26)	(0.25)

Net asset value, end of period	$6.76	$6.74	$6.92	$6.70	$7.00

Total Return, at Net Asset Value[2]	2.43%	0.20%	6.49%	(0.60)%	9.61%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$63,752	$46,588	$36,272	$30,989	$37,986

Average net assets (in thousands)	$59,580	$42,837	$32,383	$35,063	$37,700

Ratios to average net assets:[3]
Net investment income	2.09%	2.70%	2.97%	3.39%	3.54%
Expenses excluding specific expenses listed below	1.19%	1.20%	1.22%	1.25%	1.32%
Interest and fees from borrowings	0.00%[4]	0.00%[4]	0.00%	0.00%	0.00%

Total expenses[5]	1.19%	1.20%	1.22%	1.25%	1.32%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.15%	1.15%	1.15%	1.15%	1.15%

Portfolio turnover rate[6]	80%	85%	137%	113%	141%

52        OPPENHEIMER CORE BOND FUND

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Less than 0.005%.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended December 30, 2016	1.20%
Year Ended December 31, 2015	1.21%
Year Ended December 31, 2014	1.23%
Year Ended December 31, 2013	1.26%
Year Ended December 31, 2012	1.34%

6. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Year Ended December 31, 2016	$7,572,160,629	$7,520,146,688
Year Ended December 31, 2015	$6,548,843,476	$6,610,174,477
Year Ended December 31, 2014	$4,283,386,232	$4,071,806,805
Year Ended December 31, 2013	$5,199,766,296	$5,409,021,681
Year Ended December 31, 2012	$6,141,849,607	$6,191,530,701

See accompanying Notes to Financial Statements.

53        OPPENHEIMER CORE BOND FUND

FINANCIAL HIGHLIGHTS Continued

Class Y	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012

Per Share Operating Data
Net asset value, beginning of period	$6.70	$6.88	$6.66	$6.99	$6.62

Income (loss) from investment operations:
Net investment income[1]	0.18	0.22	0.24	0.28	0.29
Net realized and unrealized gain (loss)	0.02	(0.17)	0.22	(0.32)	0.37

Total from investment operations	0.20	0.05	0.46	(0.04)	0.66

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.18)	(0.23)	(0.24)	(0.29)	(0.29)

Net asset value, end of period	$6.72	$6.70	$6.88	$6.66	$6.99

Total Return, at Net Asset Value[2]	3.01%	0.75%	7.06%	(0.59)%	10.18%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$177,047	$86,801	$54,531	$10,093	$607,729

Average net assets (in thousands)	$158,960	$73,372	$16,845	$218,707	$619,804

Ratios to average net assets:[3]
Net investment income	2.64%	3.25%	3.48%	4.04%	4.20%
Expenses excluding specific expenses listed below	0.69%	0.70%	0.71%	0.59%	0.51%
Interest and fees from borrowings	0.00%[4]	0.00%[4]	0.00%	0.00%	0.00%

Total expenses[5]	0.69%	0.70%	0.71%	0.59%	0.51%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.60%	0.60%	0.62%	0.58%	0.48%

Portfolio turnover rate[6]	80%	85%	137%	113%	141%

54        OPPENHEIMER CORE BOND FUND

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Less than 0.005%.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended December 30, 2016	0.70%
Year Ended December 31, 2015	0.71%
Year Ended December 31, 2014	0.72%
Year Ended December 31, 2013	0.60%
Year Ended December 31, 2012	0.53%

6. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Year Ended December 31, 2016	$7,572,160,629	$7,520,146,688
Year Ended December 31, 2015	$6,548,843,476	$6,610,174,477
Year Ended December 31, 2014	$4,283,386,232	$4,071,806,805
Year Ended December 31, 2013	$5,199,766,296	$5,409,021,681
Year Ended December 31, 2012	$6,141,849,607	$6,191,530,701

See accompanying Notes to Financial Statements.

55        OPPENHEIMER CORE BOND FUND

NOTES TO FINANCIAL STATEMENTS December 31, 2016

1. Organization

Oppenheimer Core Bond Fund (the “Fund”) is a separate fund of Oppenheimer Integrity Funds, a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek total return. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

The Fund offers Class A, Class C, Class I, Class R and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares are permitted, however reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds are allowed. As of July 1, 2014, Class N shares were renamed Class R shares. Class N shares subject to a contingent deferred sales charge (“CDSC”) on July 1, 2014, continue to be subject to a CDSC after the shares were renamed. Purchases of Class R shares occurring on or after July 1, 2014, are not subject to a CDSC upon redemption. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C and Class R shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a CDSC. Class R shares are sold only through retirement plans. Retirement plans that offer Class R shares may impose charges on those accounts. Class I and Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class I and Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and R shares have separate distribution and/or service plans under which they pay fees. Class I and Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

56        OPPENHEIMER CORE BOND FUND

2. Significant Accounting Policies (Continued)

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. GAAP, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. This rate will increase to 2.00% effective January 1, 2017. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. The Fund has analyzed its tax positions for the fiscal year ended December 31, 2016, including open tax years, and does not believe there

57        OPPENHEIMER CORE BOND FUND

NOTES TO FINANCIAL STATEMENTS Continued

2. Significant Accounting Policies (Continued)

are any uncertain tax positions requiring recognition in the Fund’s financial statements.

The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Undistributed Net Investment Income	Undistributed Long-Term Gain	Accumulated Loss Carryforward[1,2,3,4]	Net Unrealized Appreciation Based on cost of Securities and Other Investments for Federal Income Tax Purposes

$540,746	$—	$471,109,139	$3,723,120

1. At period end, the Fund had $471,099,691 of net capital loss carryforward available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. Details of the capital loss carryforwards are included in the table below. Capital loss carryovers with no expiration, if any, must be utilized prior to those with expiration dates.

Expiring

2017	$453,925,290

No expiration	17,174,401

Total	$471,099,691

2. The Fund had $9,448 of straddle losses which were deferred.

3. During the reporting period, the Fund did not utilize any capital loss carryforward.

4. During the previous reporting period, the Fund did not utilize any capital loss carryforward.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

Accordingly, the following amounts have been reclassified for the reporting period. Net assets of the Fund were unaffected by the reclassifications.

Increase to Paid-in Capital	Reduction to Accumulated Net Investment Loss	Increase to Accumulated Net Realized Loss on Investments

$701	$826,525	$827,226

The tax character of distributions paid during the reporting periods:

58        OPPENHEIMER CORE BOND FUND

2. Significant Accounting Policies (Continued)

	Year Ended December 31, 2016	Year Ended December 31, 2015

Distributions paid from:
Ordinary income	$39,345,298	$42,945,985

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$1,990,125,220
Federal tax cost of other investments	294,589,354

Total federal tax cost	$2,284,714,574

Gross unrealized appreciation	$20,373,905
Gross unrealized depreciation	(16,650,785)

Net unrealized appreciation	$3,723,120

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

59        OPPENHEIMER CORE BOND FUND

NOTES TO FINANCIAL STATEMENTS Continued

3. Securities Valuation (Continued)

Equity securities traded on a securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the official closing price on the principal exchange on which the security is traded, as identified by the Manager, prior to the time when the Fund’s assets are valued. If the official closing price is unavailable, the security is valued at the last sale price on the principal exchange on which it is traded. If the official closing price or last sales price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Structured securities, swaps, swaptions, and other over-the-counter derivatives are valued utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Futures contracts and futures options traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors

Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.

Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Structured securities	Relevant market information such as the price of underlying financial instruments, stock market indices, foreign currencies, interest rate spreads, commodities, or the occurrence of other specific events.

60        OPPENHEIMER CORE BOND FUND

3. Securities Valuation (Continued)

Security Type (Continued)	Standard inputs generally considered by third-party pricing vendors

Swaps	Relevant market information, including underlying reference assets such as credit spreads, credit event probabilities, index values, individual security values, forward interest rates, variable interest rates, volatility measures, and forward currency rates.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

61        OPPENHEIMER CORE BOND FUND

NOTES TO FINANCIAL STATEMENTS Continued

3. Securities Valuation (Continued)

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The Fund classifies each of its investments in investment companies which are publicly offered as Level 1. Investment companies that are not publicly offered are measured using net asset value as a practical expedient, and are not classified in the fair value hierarchy.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Asset-Backed Securities	$—	$236,263,852	$—	$236,263,852
Mortgage-Backed Obligations	—	660,343,740	3,077,177	663,420,917
U.S. Government Obligations	—	19,250,977	—	19,250,977
Corporate Bonds and Notes	—	753,513,786	—	753,513,786
Short-Term Notes	—	268,816,249	—	268,816,249
Certificate of Deposit	—	7,375,154	—	7,375,154
Investment Company	45,207,406	—	—	45,207,406

Total Investments, at Value	45,207,406	1,945,563,758	3,077,177	1,993,848,341
Other Financial Instruments:
Futures contracts	181,970	—	—	181,970
Centrally cleared swaps, at value	—	1,390,017	—	1,390,017

Total Assets	$45,389,376	$1,946,953,775	$3,077,177	$1,995,420,328

Liabilities Table
Other Financial Instruments:
Futures contracts	$(571,890)	$—	$—	$(571,890)

Total Liabilities	$(571,890)	$—	$—	$(571,890)

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

The table below shows the transfers between Level 2 and Level 3. The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

62        OPPENHEIMER CORE BOND FUND

3. Securities Valuation (Continued)

	Transfers out of Level 2*	Transfers into Level 3*

Assets Table Investments, at Value:
Mortgage-Backed Obligations	$(4,918,998)	$4,918,998

Total Assets	$(4,918,998)	$4,918,998

*Transferred from Level 2 to Level 3 because of the lack of observable market data due to a decrease in market activity for these securities.

4. Investments and Risks

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/ or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investments in Money Market Instruments. The Fund is permitted to invest its free cash balances in money market instruments to provide liquidity or for defensive purposes. The Fund may invest in money market instruments by investing in Class E shares of Oppenheimer Institutional Government Money Market Fund (“IGMMF”), formerly known as Oppenheimer Institutional Money Market Fund, which is an Affiliated Fund. IGMMF is regulated as a money market fund under the 1940 Act, as amended. The Fund may also invest in money market instruments directly or in other affiliated or unaffiliated money market funds.

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are

63        OPPENHEIMER CORE BOND FUND

NOTES TO FINANCIAL STATEMENTS Continued

4. Investments and Risks (Continued)

subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

At period end, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions

Purchased securities	$476,687,664
Sold securities	69,675,780

The Fund may enter into “forward roll” transactions with respect to mortgage-related securities. In this type of transaction, the Fund sells a mortgage-related security to a buyer and simultaneously agrees to repurchase a similar security (same type, coupon and maturity) at a later date at a set price. During the period between the sale and the repurchase, the Fund will not be entitled to receive interest and principal payments on the securities that have been sold. The Fund records the incremental difference between the forward purchase and sale of each forward roll as realized gain (loss) on investments or as fee income in the case of such transactions that have an associated fee in lieu of a difference in the forward purchase and sale price.

Forward roll transactions may be deemed to entail embedded leverage since the Fund purchases mortgage-related securities with extended settlement dates rather than paying for the securities under a normal settlement cycle. This embedded leverage increases the Fund’s market value of investments relative to its net assets which can incrementally increase the volatility of the Fund’s performance. Forward roll transactions can be replicated over multiple settlement periods.

Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Fund to receive inferior securities at redelivery as compared to the securities sold to the counterparty; and counterparty credit risk.

At period end, the Fund pledged $4,085,667 of collateral to the counterparty for forward roll transactions.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

64        OPPENHEIMER CORE BOND FUND

5. Market Risk Factors (Continued)

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Use of Derivatives

The Fund’s investment objective not only permits the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to

65        OPPENHEIMER CORE BOND FUND

NOTES TO FINANCIAL STATEMENTS Continued

6. Use of Derivatives (Continued)

unanticipated changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a commodity, financial instrument or currency at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts. Futures contracts and options thereon are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value in an account registered in the futures commission merchant’s name. Subsequent payments (variation margin) are paid to or from the futures commission merchant each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains and losses. Should the Fund fail to make requested variation margin payments, the futures commission merchant can gain access to the initial margin to satisfy the Fund’s payment obligations.

Futures contracts are reported on a schedule following the Statement of Investments. Securities held by a futures commission merchant to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. Cash held by a futures commission merchant to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Statement of Operations. Realized gains (losses) are reported in the Statement of Operations at the closing or expiration of futures contracts.

The Fund has purchased futures contracts on various bonds and notes to increase exposure to interest rate risk.

The Fund has sold futures contracts on various bonds and notes to decrease exposure to

66        OPPENHEIMER CORE BOND FUND

6. Use of Derivatives (Continued)

interest rate risk.

During the reporting period, the Fund had an ending monthly average market value of $205,485,904 and $75,581,334 on futures contracts purchased and sold, respectively.

Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

Option Activity

The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security, currency or other underlying financial instrument at a fixed price, upon exercise of the option.

Options can be traded through an exchange or through a privately negotiated arrangement with a dealer in an OTC transaction. Options traded through an exchange are generally cleared through a clearinghouse (such as The Options Clearing Corporation). The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Statement of Operations. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Statement of Operations.

The Fund has purchased call options on treasury and/or euro futures to increase exposure to interest rate risk. A purchased call option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has purchased put options on treasury and/or euro futures to decrease exposure to interest rate risk. A purchased put option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

During the reporting period, the Fund had an ending monthly average market value of $401,066 and $51,871 on purchased call options and purchased put options, respectively.

  At period end, the Fund had no such purchased option contracts outstanding.

Options written, if any, are reported in a schedule following the Statement of Investments and as a liability in the Statement of Assets and Liabilities. Securities held in collateral accounts to cover potential obligations with respect to outstanding written options are noted in the Statement of Investments.

The risk in writing a call option is that the market price of the security increases and if the option is exercised, the Fund must either purchase the security at a higher price for delivery or, if the Fund owns the underlying security, give up the opportunity for profit. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.

67        OPPENHEIMER CORE BOND FUND

NOTES TO FINANCIAL STATEMENTS Continued

6. Use of Derivatives (Continued)

The Fund has written put options on treasury and/or euro futures to increase exposure to interest rate risk. A written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

During the reporting period, the Fund had an ending monthly average market value of $40,001 on written put options.

At period end, the Fund had no such written option contracts outstanding.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Written option activity for the reporting period was as follows:

	Number of Contracts	Amount of Premiums

Options outstanding as of December 31, 2015	—	$—
Options written	46,249,416	717,536
Options exercised	(46,249,416)	(717,536)

Options outstanding as of December 31, 2016	—	$—

Swap Contracts

The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, the price or volatility of asset or non-asset references, or the occurrence of a credit event, over a specified period. Swaps can be executed in a bi-lateral privately negotiated arrangement with a dealer in an OTC transaction (“OTC swaps”) or executed on a regulated market. Certain swaps, regardless of the venue of their execution, are required to be cleared through a clearinghouse (“centrally cleared swaps”). Swap contracts may include interest rate, equity, debt, index, total return, credit default, currency, and volatility swaps.

Swap contracts are reported on a schedule following the Statement of Investments. The values of centrally cleared swap and OTC swap contracts are aggregated by positive and negative values and disclosed separately on the Statement of Assets and Liabilities. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund, if any, at termination or settlement. The net change in this amount during the period is included on the Statement of Operations. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Statement of Operations.

Swap contract agreements are exposed to the market risk factor of the specific underlying reference rate or asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps have embedded leverage, they can expose the Fund to substantial risk in the isolated market risk factor.

68        OPPENHEIMER CORE BOND FUND

6. Use of Derivatives (Continued)

Credit Default Swap Contracts. A credit default swap is a contract that enables an investor to buy or sell protection against a defined-issuer credit event, such as the issuer’s failure to make timely payments of interest or principal on a debt security, bankruptcy or restructuring. The Fund may enter into credit default swaps either by buying or selling protection on a corporate issuer, sovereign issuer, or a basket or index of issuers (the “reference asset”).

The buyer of protection pays a periodic fee to the seller of protection based on the notional amount of the swap contract. The seller of protection agrees to compensate the buyer of protection for future potential losses as a result of a credit event on the reference asset. The contract effectively transfers the credit event risk of the reference asset from the buyer of protection to the seller of protection.

The ongoing value of the contract will fluctuate throughout the term of the contract based primarily on the credit risk of the reference asset. If the credit quality of the reference asset improves relative to the credit quality at contract initiation, the buyer of protection may have an unrealized loss greater than the anticipated periodic fee owed. This unrealized loss would be the result of current credit protection being cheaper than the cost of credit protection at contract initiation. If the buyer elects to terminate the contract prior to its maturity, and there has been no credit event, this unrealized loss will become realized. If the contract is held to maturity, and there has been no credit event, the realized loss will be equal to the periodic fee paid over the life of the contract.

If there is a credit event, the buyer of protection can exercise its rights under the contract and receive a payment from the seller of protection equal to the notional amount of the swap less the market value of specified debt securities issued by the reference asset. Upon exercise of the contract the difference between such value and the notional amount is recorded as realized gain (loss) and is included on the Statement of Operations.

The Fund has sold credit protection through credit default swaps to increase exposure to the credit risk of individual issuers and/or indexes of issuers that are either unavailable or considered to be less attractive in the bond market.

For the reporting period, the Fund had ending monthly average notional amounts of $1,724,615 on credit default swaps to sell protection.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Total Return Swap Contracts. A total return swap is an agreement between counterparties to exchange periodic payments based on the value of asset or non-asset references. One cash flow is typically based on a non-asset reference (such as an interest rate) and the other on the total return of a reference asset (such as a security or a basket of securities or securities index). The total return of the reference asset typically includes appreciation or depreciation on the reference asset, plus any interest or dividend payments.

Total return swap contracts are exposed to the market risk factor of the specific underlying financial instrument or index. Total return swaps are less standard in structure than other types of swaps and can isolate and/or include multiple types of market risk factors including equity risk, credit risk, and interest rate risk.

The Fund has entered into total return swaps to decrease exposure to the credit risk of

69        OPPENHEIMER CORE BOND FUND

NOTES TO FINANCIAL STATEMENTS Continued

6. Use of Derivatives (Continued)

various indexes or basket of securities. These credit risk related total return swaps require the fund to pay to, or receive payments from, the counterparty based on the movement of credit spreads of the related indexes or securities.

For the reporting period, the Fund had no ending monthly average notional amounts on total return swaps.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Swaption Transactions

The Fund may enter into a swaption contract which grants the purchaser the right, but not the obligation, to enter into a swap transaction at preset terms detailed in the underlying agreement within a specified period of time. The purchaser pays a premium to the swaption writer who bears the risk of unfavorable changes in the preset terms on the underlying swap.

Purchased swaptions are reported as a component of investments in the Statement of Investments and the Statement of Assets and Liabilities. Written swaptions are reported on a schedule following the Statement of Investments and their value is reported as a separate asset or liability line item in the Statement of Assets and Liabilities. The net change in unrealized appreciation or depreciation on written swaptions is separately reported in the Statement of Operations. When a swaption is exercised, the cost of the swap is adjusted by the amount of premium paid or received. Upon the expiration or closing of an unexercised swaption contract, a gain or loss is reported in the Statement of Operations for the amount of the premium paid or received.

The Fund generally will incur a greater risk when it writes a swaption than when it purchases a swaption. When the Fund writes a swaption it will become obligated, upon exercise of the swaption, according to the terms of the underlying agreement. Swaption contracts written by the Fund do not give rise to counterparty credit risk prior to exercise as they obligate the Fund, not its counterparty, to perform. When the Fund purchases a swaption it only risks losing the amount of the premium it paid if the swaption expires unexercised. However, when the Fund exercises a purchased swaption there is a risk that the counterparty will fail to perform or otherwise default on its obligations under the swaption contract.

The Fund has purchased swaptions which gives it the option to buy credit protection through credit default swaps in order to decrease exposure to the credit risk of individual issuers and/or indexes of issuers. A purchased swaption of this type becomes more valuable as the likelihood of a credit event on the reference asset increases.

The Fund has written swaptions which give it the obligation, if exercised by the purchaser, to buy credit protection through credit default swaps in order to decrease exposure to the credit risk of individual issuers and/or, indexes of issuers. A written swaption of this type becomes more valuable as the likelihood of a credit event on the reference asset increases.

During the reporting period, the Fund had an ending monthly average market value of $162,643 and $46,540 on purchased and written swaptions, respectively.

At period end, the Fund had no such purchased or written swaption contracts outstanding.

Written swaption activity for the reporting period was as follows:

70        OPPENHEIMER CORE BOND FUND

6. Use of Derivatives (Continued)

	Notional Amounts	Amount of Premiums

Swaptions outstanding as of December 31, 2015	—	$—
Swaptions written	76,298,000	407,419
Swaptions closed or expired	(76,298,000)	(407,419)

Swaptions outstanding as of December 31, 2016	—	$—

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund. For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform.

To reduce counterparty risk with respect to OTC transactions, the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allow the Fund to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC positions in swaps, options, swaptions, and forward currency exchange contracts for each individual counterparty. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

ISDA master agreements include credit related contingent features which allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for centrally cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant,

71        OPPENHEIMER CORE BOND FUND

NOTES TO FINANCIAL STATEMENTS Continued

6. Use of Derivatives (Continued)

broker and/or clearinghouse accounts for such exchange-traded derivatives and for centrally cleared swaps.

With respect to centrally cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate centrally cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including centrally cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA master agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund or the counterparty.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g. $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

The following table presents the valuations of derivative instruments by risk exposure as reported within the Statement of Assets and Liabilities at period end:

72        OPPENHEIMER CORE BOND FUND

6. Use of Derivatives (Continued)

	Asset Derivatives		Liability Derivatives
Derivatives Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Value	Statement of Assets and Liabilities Location	Value

Credit contracts	Centrally cleared swaps, at value	$1,390,017
Interest rate contracts Variation margin receivable		682,969*	Variation margin payable	$111,695*

Total		$2,072,986		$111,695

*Includes only the current day’s variation margin. Prior variation margin movements have been reflected in cash on the Statement of Assets and Liabilities upon receipt or payment.

The effect of derivative instruments on the Statement of Operations is as follows:

Amount of Realized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Investment from unaffiliated companies (including premiums on options exercised)*	Closing and expiration of swaption contracts written	Closing and expiration of futures contracts	Swap contracts	Total

Credit contracts	$(1,215,433)	$407,419	$—	$(28,050)	$(836,064)
Interest rate contracts	1,204,993	—	(2,081,463)	—	(876,470)

Total	$(10,440)	$407,419	$(2,081,463)	$(28,050)	$(1,712,534)

*Includes purchased option contracts, purchased swaption contracts, written option contracts exercised and written swaption contracts exercised, if any.

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Futures contracts	Swap contracts	Total

Credit contracts	$—	$(9,178)	$(9,178)
Interest rate contracts	(517,767)	—	(517,767)

Total	$(517,767)	$(9,178)	$(526,945)

7. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

73        OPPENHEIMER CORE BOND FUND

NOTES TO FINANCIAL STATEMENTS Continued

7. Shares of Beneficial Interest (Continued)

	Year Ended December 31, 2016		Year Ended December 31, 2015
	Shares	Amount	Shares	Amount

Class A
Sold	41,494,464	$285,607,395	25,948,925	$178,353,669
Dividends and/or distributions reinvested	1,789,629	12,328,873	1,972,143	13,570,517
Redeemed	(28,354,787)	(194,892,945)	(21,986,850)	(151,190,381)

Net increase	14,929,306	$103,043,323	5,934,218	$40,733,805

Class B
Sold	271,661	$1,857,374	297,446	$2,049,561
Dividends and/or distributions reinvested	18,270	125,781	38,227	263,387
Redeemed	(920,133)	(6,332,088)	(1,003,422)	(6,925,626)

Net decrease	(630,202)	$(4,348,933)	(667,749)	$(4,612,678)

Class C
Sold	6,670,439	$45,842,236	6,271,824	$43,212,546
Dividends and/or distributions reinvested	288,003	1,985,931	358,909	2,471,718
Redeemed	(6,434,132)	(44,256,119)	(4,381,146)	(30,187,310)

Net increase	524,310	$3,572,048	2,249,587	$15,496,954

Class I
Sold	10,223,053	$70,204,545	10,874,305	$74,651,266
Dividends and/or distributions reinvested	2,488,394	17,131,684	2,988,133	20,542,631
Redeemed	(10,492,312)	(72,275,734)	(9,170,533)	(62,961,862)

Net increase	2,219,135	$15,060,495	4,691,905	$32,232,035

Class R
Sold	5,293,997	$36,412,254	3,326,953	$22,912,767
Dividends and/or distributions reinvested	155,248	1,069,307	150,219	1,032,740
Redeemed	(2,925,990)	(20,131,164)	(1,805,823)	(12,405,166)

Net increase	2,523,255	$17,350,397	1,671,349	$11,540,341

Class Y
Sold	25,344,323	$173,435,846	10,204,264	$69,811,283
Dividends and/or distributions reinvested	482,236	3,305,110	302,762	2,069,060
Redeemed	(12,426,220)	(84,730,185)	(5,478,758)	(37,387,331)

Net increase	13,400,339	$92,010,771	5,028,268	$34,493,012

8. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IGMMF, for the reporting period were as follows:

74        OPPENHEIMER CORE BOND FUND

8. Purchases and Sales of Securities (Continued)

	Purchases	Sales

Investment securities	$1,112,754,345	$922,396,130
U.S. government and government agency obligations	40,078,226	40,840,335
To Be Announced (TBA) mortgage-related securities	7,572,160,629	7,520,146,688

9. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule

Up to $1 billion	0.50%
Next $4 billion	0.35
Over $5 billion	0.33

The Fund’s effective management fee for the reporting period was 0.44% of average annual net assets before any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustees under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustees. The Fund purchases shares of the

75        OPPENHEIMER CORE BOND FUND

NOTES TO FINANCIAL STATEMENTS Continued

9. Fees and Other Transactions with Affiliates (Continued)

funds selected for deferral by the Trustees in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class B, Class C and Class R Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B, Class C and Class R shares pursuant to Rule 12b-1 under the 1940 Act to compensate the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares’ daily net assets and 0.25% on Class R shares’ daily net assets. The Fund also pays a service fee under the Plans at an annual rate of 0.25% of daily net assets. The Plans continue in effect from year to year only if the Fund’s Board of Trustees votes annually to approve their continuance at an in person meeting called for that purpose. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations.

Sales Charges. Front-end sales charges and CDSC do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

76        OPPENHEIMER CORE BOND FUND

9. Fees and Other Transactions with Affiliates (Continued)

Year Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor	Class R Contingent Deferred Sales Charges Retained by Distributor

December 31, 2016	$200,617	$13,173	$14,808	$17,747	$—

Waivers and Reimbursements of Expenses. After discussions with the Fund’s Board, the Manager has contractually agreed to waive fees and/or reimburse the Fund for certain expenses in order to limit “Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement” to annual rates of 0.85% for Class A and 0.60% for Class Y shares, as calculated on the daily net assets of the Fund. In addition, the Manager has contractually agreed to waive fees and/or reimburse the Fund for certain expenses in order to limit “Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement” (excluding any applicable interest and fees from borrowing, interest and related expenses from inverse floaters, dividend expense, taxes, any subsidiary expenses, Acquired Fund Fees and Expenses, brokerage commissions, unusual and infrequent expenses and certain other Fund expenses) to annual rates of 1.65% for Class B and Class C shares, and 1.15% for Class R shares, as calculated on the daily net assets of the Fund. During the reporting period, the Manager waived fees and/or reimbursed the Fund $521,712, $3,170, $35,685, $14,935 and $141,398 for Class A, Class B, Class C, Class R and Class Y, respectively.

The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IGMMF. During the reporting period, the Manager waived fees and/or reimbursed the Fund $199,586 for IGMMF management fees.

Waivers and/or reimbursements may be modified or terminated as set forth according to the terms in the prospectus.

10. Borrowings and Other Financing

Joint Credit Facility. A number of mutual funds managed by the Manager participate in a $1.3 billion revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with atypical redemption activity. Expenses and fees related to the Facility are paid by the participating funds and are disclosed separately or as other expenses on the Statement of Operations. The Fund did not utilize the Facility during the reporting period.

11. Pending Litigation

In 2009, several putative class action lawsuits were filed and later consolidated before the U.S. District Court for the District of Colorado in connection with the investment performance of Oppenheimer Rochester California Municipal Fund (the “California Fund”), a fund advised by OppenheimerFunds, Inc. (“OFI”) and distributed by OppenheimerFunds

77        OPPENHEIMER CORE BOND FUND

NOTES TO FINANCIAL STATEMENTS Continued

11. Pending Litigation (Continued)

Distributor, Inc. (“OFDI”). The plaintiffs asserted claims against OFI, OFDI and certain present and former trustees and officers of the California Fund under the federal securities laws, alleging, among other things, that the disclosure documents of the California Fund contained misrepresentations and omissions and the investment policies of the California Fund were not followed. An amended complaint and a motion to dismiss were filed, and in 2011, the court issued an order which granted in part and denied in part the defendants’ motion to dismiss. In October 2015, following a successful appeal by defendants and a subsequent hearing, the court granted plaintiffs’ motion for class certification and appointed class representatives and class counsel.

OFI and OFDI believe the suit is without merit; that it is premature to render any opinion as to the likelihood of an outcome unfavorable to them in the suit; and that no estimate can yet be made as to the amount or range of any potential loss. Furthermore, OFI believes that the suit should not impair the ability of OFI or OFDI to perform their respective duties to the Fund and that the outcome of the suit should not have any material effect on the operations of any of the Oppenheimer funds.

78        OPPENHEIMER CORE BOND FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of Oppenheimer Integrity Funds:

We have audited the accompanying statement of assets and liabilities of Oppenheimer Core Bond Fund (a separate fund of Oppenheimer Integrity Funds), including the statement of investments, as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Core Bond Fund as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Denver, Colorado

February 24, 2017

79        OPPENHEIMER CORE BOND FUND

FEDERAL INCOME TAX INFORMATION Unaudited

In early 2017, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2016.

None of the dividends paid by the Fund during the reporting period are eligible for the corporate dividend-received deduction.

Dividends, if any, paid by the Fund during the reporting period which are not designated as capital gain distributions, may be eligible for lower individual income tax rates to the extent that the Fund has received qualified dividend income as stipulated by recent tax legislation. In early 2017, shareholders of record received information regarding the percentage of distributions that are eligible for lower individual income tax rates. The amount will be the maximum amount allowed.

Recent tax legislation allows a regulated investment company to designate distributions not designated as capital gain distributions, as either interest related dividends or short-term capital gain dividends, both of which are exempt from the U.S. withholding tax applicable to non U.S. taxpayers. For the reporting period, the maximum amount allowable but not less than $34,616,538 of the ordinary distributions to be paid by the Fund qualifies as an interest related dividend.

The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

80        OPPENHEIMER CORE BOND FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS Unaudited

The Fund has entered into an investment advisory agreement with OFI Global Asset Management, Inc. (“OFI Global” or the “Adviser”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”) (“OFI Global” and “OFI” together the “Managers”) and OFI Global has entered into a sub-advisory agreement with OFI whereby OFI provides investment sub-advisory services to the Fund (collectively, the “Agreements”). Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to approve the terms of the Agreements and the renewal thereof. The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Managers provide, such information as may be reasonably necessary to evaluate the terms of the Agreements. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition to in-person meetings focused on this evaluation, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

The Managers and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Managers’ services, (ii) the comparative investment performance of the Fund and the Managers, (iii) the fees and expenses of the Fund, including comparative fee and expense information, (iv) the profitability of the Managers and their affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Managers from their relationship with the Fund. The Board was aware that there are alternatives to retaining the Managers.

Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.

Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Managers’ key personnel who provide such services. The Managers’ duties include providing the Fund with the services of the portfolio managers and the Sub-Adviser’s investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; and securities trading services. OFI Global is responsible for oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions; risk management; and oversight of the Sub-Adviser. OFI Global is also responsible for providing certain administrative services to the Fund. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the U.S. Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by federal and state securities laws for the sale of the Fund’s shares. OFI Global also provides the Fund with office space, facilities and equipment.

81        OPPENHEIMER CORE BOND FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS Unaudited / Continued

The Board also considered the quality of the services provided and the quality of the Managers’ resources that are available to the Fund. The Board took account of the fact that the Sub-Adviser has over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Managers’ advisory, administrative, accounting, legal, compliance and risk management services, and information the Board has received regarding the experience and professional qualifications of the Managers’ key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Krishna Memani and Peter Strzalkowski, the portfolio managers for the Fund, and the Sub-Adviser’s investment team and analysts. The Board members also considered the totality of their experiences with the Managers as directors or trustees of the Fund and other funds advised by the Managers. The Board considered information regarding the quality of services provided by affiliates of the Managers, which the Board members have become knowledgeable about through their experiences with the Managers and in connection with the renewal of the Fund’s service agreements. The Board concluded, in light of the Managers’ experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreements.

Investment Performance of the Managers and the Fund. Throughout the year, the Managers provided information on the investment performance of the Fund, the Adviser and the Sub-Adviser including comparative performance information. The Board also reviewed information, prepared by the Managers and by the independent consultant, comparing the Fund’s historical performance to relevant market indices and to the performance of other retail intermediate-term bond funds. The Board noted that the Fund outperformed its category median for the one-, three- and five-year periods, although it underperformed its category median for the ten-year period. The Board noted that performance has improved since the appointment of new portfolio managers effective April 1, 2009, and that longer term performance figures still reflect performance attributable to the previous management team.

Fees and Expenses of the Fund. The Board reviewed the fees paid to the Adviser and the other expenses borne by the Fund. The Board noted that the Adviser, not the Fund, pays the Sub-Adviser’s fee under the sub-advisory agreement. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other retail intermediate-term bond funds with comparable asset levels and distribution features. The Board considered that the Fund’s contractual management fee was lower than both its peer group median and its category median, and that the Fund’s total expenses, net of waivers, were equal to its peer group median and its category median. The Board also considered that the Adviser has agreed to contractually limit the total annual operating expenses after fee waiver and/or reimbursement for all classes of shares of the Fund so that total expenses, as percentage of average daily net assets, will not exceed the following annual rates: 0.85% for Class A Shares; 1.65% for Class B and Class C Shares; 1.15% for Class R Shares; and 0.60% for Class Y Shares. The Adviser may not modify or terminate these limitations for one year from the date of the Fund’s prospectus, unless approved by the Board.

82        OPPENHEIMER CORE BOND FUND

Economies of Scale and Profits Realized by the Managers. The Board considered information regarding the Managers’ costs in serving as the Fund’s investment adviser and sub-adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Managers’ profitability from their relationship with the Fund. The Board also considered that the Managers must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund. The Board reviewed whether the Managers may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow.

Other Benefits to the Managers. In addition to considering the profits realized by the Managers, the Board considered information that was provided regarding the direct and indirect benefits the Managers receive as a result of their relationship with the Fund, including compensation paid to the Managers’ affiliates.

Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Managers within the meaning and intent of the Securities and Exchange Commission Rules.

Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreements through August 31, 2017. In arriving at its decision, the Board did not identify any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreements, including the management fees, in light of all the surrounding circumstances.

83        OPPENHEIMER CORE BOND FUND

PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES;

UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Guidelines under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Guidelines is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

84        OPPENHEIMER CORE BOND FUND

TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the Fund, Length of Service, Year of Birth	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/ Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal

Robert J. Malone, Chairman of the Board of Trustees (since 2016), Trustee (since 2002) Year of Birth: 1944	Chairman - Colorado Market of MidFirst Bank (since January 2015); Chairman of the Board (2012-2016) and Director (August 2005-March 2016) of Jones International University (educational organization); Trustee of the Gallagher Family Foundation (non-profit organization) (2000-2015); Chairman, Chief Executive Officer and Director of Steele Street Bank Trust (commercial banking) (August 2003-January 2015); Board of Directors of Opera Colorado Foundation (non-profit organization) (2008-2012); Director of Colorado UpLIFT (charitable organization) (1986-2010); Director of Jones Knowledge, Inc. (2006-2010); Former Chairman of U.S. Bank-Colorado (subsidiary of U.S. Bancorp and formerly Colorado National Bank) (July 1996-April 1999); Director of Commercial Assets, Inc. (real estate investment trust) (1993-2000); Director of U.S. Exploration, Inc. (oil and gas exploration) (1997-February 2004); Chairman of the Board (1991-1994) and Trustee (1985-1994) of Regis University; and Chairman of the Board (1990-1991) and Trustee (1984-1999) of Young Presidents Organization. Oversees 47 portfolios in the OppenheimerFunds complex. Mr. Malone has served on the Boards of certain Oppenheimer funds since 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Jon S. Fossel, Trustee (since 1990) Year of Birth: 1942	Chairman of the Board of Jack Creek Preserve Foundation (non-profit organization) (since March 2005); Director of Jack Creek Preserve Foundation (non-profit organization) (March 2005-December 2014); Chairman of the Board (2006-December 2011) and Director (June 2002-December 2011) of UNUMProvident (insurance company); Director of Northwestern Energy Corp. (public utility corporation) (November 2004-December 2009); Director of P.R. Pharmaceuticals (October 1999-October 2003); Director of Rocky Mountain Elk Foundation (non-profit organization) (February 1998-February 2003 and February 2005-February 2007); Chairman and Director (until October 1996) and President and Chief Executive Officer (until October 1995) of OppenheimerFunds, Inc.; President, Chief Executive Officer and Director of the following: Oppenheimer Acquisition Corp. (“OAC”) (parent holding company of OppenheimerFunds, Inc.), Shareholders Services, Inc. and Shareholder Financial Services, Inc. (until October 1995). Oversees 47 portfolios in the OppenheimerFunds complex. Mr. Fossel has served on the Boards of certain Oppenheimer funds since 1990, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Richard F. Grabish, Trustee (since 2008) Year of Birth: 1948	Formerly Senior Vice President and Assistant Director of Sales and Marketing (March 1997-December 2007), Director (March 1987-December 2007) and Manager of Private Client Services (June 1985-June 2005) of A.G. Edwards & Sons, Inc. (broker/dealer and investment firm); Chairman and Chief Executive Officer of A.G. Edwards Trust Company, FSB (March 2001-December 2007); President and Vice Chairman of A.G. Edwards Trust Company, FSB (investment adviser) (April 1987-March 2001); President of A.G. Edwards Trust Company, FSB (investment adviser) (June 2005-December 2007). Oversees 47 portfolios in the

85        OPPENHEIMER CORE BOND FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Richard F. Grabish, Continued	OppenheimerFunds complex. Mr. Grabish has served on the Boards of certain Oppenheimer funds since 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Beverly L. Hamilton, Trustee (since 2002) Year of Birth: 1946	Trustee of Monterey Institute for International Studies (educational organization) (2000-2014); Board Member of Middlebury College (educational organization) (December 2005-June 2011); Chairman (2010-2016) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); Director of The California Endowment (philanthropic organization) (April 2002-April 2008); Director (February 2002- 2005) and Chairman of Trustees (2006-2007) of the Community Hospital of Monterey Peninsula; Director (October 1991-2005) and Vice Chairman (2006- 2009) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); President of ARCO Investment Management Company (February 1991-April 2000); Member of the investment committees of The Rockefeller Foundation (2001-2006) and The University of Michigan (since 2000); Advisor at Credit Suisse First Boston’s Sprout venture capital unit (venture capital fund) (1994-January 2005); Trustee of MassMutual Institutional Funds (investment company) (1996-June 2004); Trustee of MML Series Investment Fund (investment company) (April 1989-June 2004); Member of the investment committee of Hartford Hospital (2000-2003); and Advisor to Unilever (Holland) pension fund (2000-2003). Oversees 47 portfolios in the OppenheimerFunds complex. Ms. Hamilton has served on the Boards of certain Oppenheimer funds since 2002, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Victoria J. Herget, Trustee (since 2012) Year of Birth: 1951	Board Chair (2008-2015) and Director (2004-Present), United Educators (insurance company); Trustee (since 2000) and Chair (since 2010), Newberry Library (independent research library); Trustee, Mather LifeWays (senior living organization) (since 2001); Independent Director of the First American Funds (mutual fund family) (2003-2011); former Managing Director (1993-2001), Principal (1985- 1993), Vice President (1978-1985) and Assistant Vice President (1973-1978) of Zurich Scudder Investments (investment adviser) (and its predecessor firms); Trustee (1992-2007), Chair of the Board of Trustees (1999-2007), Investment Committee Chair (1994-1999) and Investment Committee member (2007-2010) of Wellesley College; Trustee, BoardSource (non-profit organization) (2006-2009) and Chicago City Day School (K-8 School) (1994-2005). Oversees 47 portfolios in the OppenheimerFunds complex. Ms. Herget has served on the Boards of certain Oppenheimer funds since 2012, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

F. William Marshall, Jr., Trustee (since 2000) Year of Birth: 1942	Trustee Emeritus of Worcester Polytech Institute (WPI) (private university) (since 2009); Trustee of MassMutual Select Funds (formerly MassMutual Institutional Funds) (investment company) (1996-2015), MML Series Investment Fund (investment company) (1996-2015) and Mass Mutual Premier Funds (investment company) (January 2012-December 2015); President and Treasurer of the SIS Fund (private charitable fund) (January 1999-March 2011); Former Trustee of WPI (1985-2008); Former Chairman of the Board (2004-2006) and Former Chairman of the Investment Committee of WPI (1994-2008); Chairman of SIS Family Bank, F.S.B. (formerly SIS Bank) (commercial bank) (January 1999-July 1999); Executive Vice President of Peoples Heritage Financial Group, Inc. (commercial bank) (January 1999-July 1999); and Former President and Chief Executive Officer of SIS Bancorp. (1993-1999). Oversees 47 portfolios in the OppenheimerFunds complex. Mr.

86        OPPENHEIMER CORE BOND FUND

F. William Marshall, Jr., Continued	Marshall has served on the Boards of certain Oppenheimer funds since 2000, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Karen L. Stuckey, Trustee (since 2012) Year of Birth: 1953	Member (since May 2015) of Desert Mountain Community Foundation Advisory Board (non-profit organization); Partner (1990-2012) of PricewaterhouseCoopers LLP (professional services firm) (held various positions 1975-1990); Trustee (1992-2006), member of Executive, Nominating and Audit Committees and Chair of Finance Committee (1992-2006), and Emeritus Trustee (since 2006) of Lehigh University; and member, Women’s Investment Management Forum (professional organization) since inception. Oversees 47 portfolios in the OppenheimerFunds complex. Ms. Stuckey has served on the Boards of certain Oppenheimer funds since 2012, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

James D. Vaughn, Trustee (since 2012) Year of Birth: 1945

Retired; former managing partner (1994-2001) of Denver office of Deloitte & Touche LLP, (held various positions 1969-1993); Trustee and Chairman of the Audit Committee of Schroder Funds (2003-2012); Board member and Chairman of Audit Committee of AMG National Trust Bank (since 2005); Trustee and Investment Committee member, University of South Dakota Foundation (since 1996); Board member, Audit Committee Member and past Board Chair, Junior Achievement (since 1993); former Board member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network. Oversees 47 portfolios in the OppenheimerFunds complex. Mr. Vaughn has served on the Boards of certain Oppenheimer funds since 2012, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

INTERESTED TRUSTEE AND OFFICER

Mr. Steinmetz is an “Interested Trustee” because he is affiliated with the Manager and the Sub-Adviser by virtue of his positions as Chairman and director of the Sub-Adviser and officer and director of the Manager. Both as a Trustee and as an officer, Mr. Steinmetz serves for an indefinite term, or until his resignation, retirement, death or removal. Mr. Steinmetz’s address is 225 Liberty Street, New York, New York 10281-1008.

Arthur P. Steinmetz, Trustee (since 2015), President and Principal Executive Officer (since 2014) Year of Birth: 1958	Chairman of OppenheimerFunds, Inc. (since January 2015); CEO and Chairman of OFI Global Asset Management, Inc. (since July 2014), President of OFI Global Asset Management, Inc. (since May 2013), a Director of OFI Global Asset Management, Inc. (since January 2013), Director of OppenheimerFunds, Inc. (since July 2014), President, Management Director and CEO of Oppenheimer Acquisition Corp. (OppenheimerFunds, Inc.’s parent holding company) (since July 2014), and President and Director of OFI SteelPath, Inc. (since January 2013). Chief Investment Officer of the OppenheimerFunds advisory entities from (January 2013-December 2013); Executive Vice President of OFI Global Asset Management, Inc. (January 2013-May 2013); Chief Investment Officer of OppenheimerFunds, Inc. (October 2010-December 2012); Chief Investment Officer, Fixed-Income, of OppenheimerFunds, Inc. (April 2009-October 2010); Executive Vice President of OppenheimerFunds, Inc. (October 2009-December 2012); Director of Fixed Income of OppenheimerFunds, Inc. (January 2009-April 2009); and a Senior Vice President of OppenheimerFunds, Inc. (March 1993-September 2009). An officer of 103 portfolios in the OppenheimerFunds complex.

87        OPPENHEIMER CORE BOND FUND

TRUSTEES AND OFFICERS Unaudited / Continued

OTHER OFFICERS OF THE FUND

The addresses of the Officers in the chart below are as follows: for Messrs. Memani, Strzalkowski, Mss. Lo Bessette, Foxson and Picciotto, 225 Liberty Street, New York, New York 10281-1008, for Mr. Petersen, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Krishna Memani, Vice President (since 2009) Year of Birth: 1960	President of the Sub-Adviser (since January 2013); Executive Vice President of the Manager (since January 2014) and Chief Investment Officer of the OppenheimerFunds advisory entities (since January 2014). Chief Investment Officer, Fixed Income of the Sub-Adviser (January 2013-December 2013); Head of the Investment Grade Fixed Income Team of the Sub-Adviser (March 2009-January 2014); Director of Fixed Income of the Sub-Adviser (October 2010-December 2012); Senior Vice President of the Sub-Adviser (March 2009-December 2012) and Senior Vice President of OFI Global Institutional, Inc. (April 2009-December 2012). Managing Director and Head of the U.S. and European Credit Analyst Team at Deutsche Bank Securities (June 2006-January 2009). Chief Credit Strategist at Credit Suisse Securities (August 2002-March 2006). Managing Director and Senior Portfolio Manager at Putnam Investments (September 1998-June 2002). A portfolio manager and an officer of other portfolios in the OppenheimerFunds complex.

Peter A. Strzalkowski, Vice President (since 2009) Year of Birth: 1965	Senior Vice President of the Sub-Adviser (since January 2016); Vice President and Senior Portfolio Manager of the Sub-Adviser and co-Team Leader for the Sub- Adviser’s Investment Grade Fixed Income Team (since January 2014). A member of the Sub-Adviser’s Investment Grade Fixed Income Team (April 2009-January 2014). Managing Partner and Chief Investment Officer of Vector Capital Management, LLC, a structured products money management firm he founded, (July 2006-August 2007). Senior Portfolio Manager at Highland Capital Management, L.P. (June 2005-July 2006) and a Senior Fixed Income Portfolio Manager at Microsoft Corp. (June 2003-June 2005). Vice President and Senior Fixed Income Portfolio Manager at First Citizens Bank Trust, Capital Management Group (April 2000-June 2003) and a Vice President and Fixed Income Portfolio Manager at Centura Banks (November 1998-April 2000). A portfolio manager and officer of other portfolios in the OppenheimerFunds complex.

Cynthia Lo Bessette, Secretary and Chief Legal Officer (since 2016) Year of Birth: 1969	Executive Vice President, General Counsel and Secretary of the Manager (since February 2016); Chief Legal Officer of the Sub-Adviser and the Distributor (since February 2016); Vice President, General Counsel and Secretary of Oppenheimer Acquisition Corp. (since February 2016); General Counsel of OFI SteelPath, Inc., VTL Associates, LLC and Index Management Solutions, LLC (since February 2016); Chief Legal Officer of OFI Global Institutional, Inc., HarbourView Asset Management Corporation, OFI Global Trust Company, Oppenheimer Real Asset Management, Inc., OFI Private Investments Inc., Shareholder Services, Inc. and Trinity Investment Management Corporation (since February 2016); Senior Vice President and Deputy General Counsel (March 2015-February 2016) and Executive Vice President, Vice President, Corporate Counsel (February 2012-March 2015) and Deputy Chief Legal Officer (April 2013-March 2015) of Jennison Associates LLC; Assistant General Counsel (April 2008-September 2009) and Deputy General Counsel (October 2009-February 2012) of Lord Abbett & Co. LLC. An officer of 103 portfolios in the OppenheimerFunds complex.

88        OPPENHEIMER CORE BOND FUND

Jennifer Foxson, Vice President and Chief Business Officer (since 2014) Year of Birth: 1969	Senior Vice President of OppenheimerFunds Distributor, Inc. (since June 2014); Vice President of OppenheimerFunds Distributor, Inc. (April 2006-June 2014); Vice President of the Sub-Adviser (January 1998-March 2006); Assistant Vice President of the Sub-Adviser (October 1991-December 1998). An officer of 103 portfolios in the OppenheimerFunds complex.

Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money Laundering Officer (since 2014) Year of Birth: 1973	Senior Vice President and Chief Compliance Officer of the Manager (since March 2014); Chief Compliance Officer of the Sub-Adviser, OFI SteelPath, Inc., OFI Global Trust Company, OFI Global Institutional, Inc., Oppenheimer Real Asset Management, Inc., OFI Private Investments, Inc., Harborview Asset Management Corporation, Trinity Investment Management Corporation, and Shareholder Services, Inc. (since March 2014); Managing Director of Morgan Stanley Investment Management Inc. and certain of its various affiliated entities; Chief Compliance Officer of various Morgan Stanley Funds (May 2010-January 2014); Chief Compliance Officer of Morgan Stanley Investment Management Inc. (April 2007-January 2014). An officer of 103 portfolios in the OppenheimerFunds complex.

Brian S. Petersen, Treasurer and Principal Financial & Accounting Officer (since 2016) Year of Birth: 1970	Vice President of the Manager (since January 2013); Vice President of the Sub-Adviser (February 2007-December 2012); Assistant Vice President of the Sub-Adviser (August 2002-2007). An officer of 103 portfolios in the OppenheimerFunds complex.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge upon request by calling 1.800.CALL OPP (225.5677).

89        OPPENHEIMER CORE BOND FUND

OPPENHEIMER CORE BOND FUND

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc. DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Legal Counsel	Ropes & Gray LLP

© 2017 OppenheimerFunds, Inc. All Rights reserved.

90        OPPENHEIMER CORE BOND FUND

PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

● Applications or other forms

● When you create a user ID and password for online account access

● When you enroll in eDocs Direct,SM our electronic document delivery service

● Your transactions with us, our affiliates or others

● Technologies on our website, including: “cookies” and web beacons, which are used to collect data on the pages you visit and the features you use.

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

Copies of confirmations, account statements and other documents reporting activity in your fund accounts are made available to your financial advisor (as designated by you). We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

91        OPPENHEIMER CORE BOND FUND

PRIVACY POLICY NOTICE Continued

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website. As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

●	All transactions, including redemptions, exchanges and purchases, are secured by SSL and 256-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.
●	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.
●	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, safeguard that information. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated November 2016. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about this privacy policy, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

92        OPPENHEIMER CORE BOND FUND

THIS PAGE INTENTIONALLY LEFT BLANK.

93        OPPENHEIMER CORE BOND FUND

THIS PAGE INTENTIONALLY LEFT BLANK.

94        OPPENHEIMER CORE BOND FUND

THIS PAGE INTENTIONALLY LEFT BLANK.

95        OPPENHEIMER CORE BOND FUND

Visit us at oppenheimerfunds.com for 24-hr access to account information and transactions or call us at 800.CALL OPP (800.225.5677) for 24-hr automated information and automated transactions. Representatives also available Mon–Fri 8am-8pm ET.

Visit Us oppenheimerfunds.com Call Us 800 225 5677 Follow Us
Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.
225 Liberty Street, New York, NY 10281-1008
© 2017 OppenheimerFunds Distributor, Inc. All rights reserved.
RA0285.001.1216 February 24, 2017

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the registrant has determined that Karen L. Stuckey, the Chairwoman of the Board’s Audit Committee, is the audit committee financial expert and that Ms. Stuckey is “independent” for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $57,700 in fiscal 2016 and $51,300 in fiscal 2015.

(b)	Audit-Related Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $6,300 in fiscal 2016 and no such fees in fiscal 2015.

The principal accountant for the audit of the registrant’s annual financial statements billed $232,185 in fiscal 2016 and $467,159 in fiscal 2015 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: Internal control reviews, GIPS attestation procedures, system conversion testing, and additional audit services.

(c)	Tax Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2016 and no such fees in fiscal 2015.

The principal accountant for the audit of the registrant’s annual financial statements billed $645,284 in fiscal 2016 and $720,026 in fiscal 2015 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: tax compliance, tax planning and tax advice. Tax compliance generally involves preparation of original and amended tax returns, claims for a refund and tax payment-planning services. Tax planning and tax advice includes assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d)	All Other Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2016 and no such fees in fiscal 2015.

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2016 and no such fees in fiscal 2015 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such fees would include the cost to the principal accountant of attending audit committee meetings and consultations regarding the registrant’s retirement plan with respect to its Trustees.

(e)	(1) During its regularly scheduled periodic meetings, the registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

Under applicable laws, pre-approval of non-audit services may be waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to its principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

(2) 0%

(f)	Not applicable as less than 50%.

(g)	The principal accountant for the audit of the registrant’s annual financial statements billed $883,769 in fiscal 2016 and $1,187,185 in fiscal 2015 to the registrant and the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)	The registrant’s audit committee of the board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11. Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 12/31/2016, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Exhibit attached hereto.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Integrity Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	2/17/2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	2/17/2017

By:	/s/ Brian S. Petersen
Brian S. Petersen
Principal Financial Officer
Date:	2/17/2017